Exhibit 99.2

SUPPLEMENTAL FINANCIAL HIGHLIGHTS
1ST QUARTER 2003

Colonial Properties Trust

TABLE OF CONTENTS

Overview and Contact Information
1. Quarterly Earnings Announcement and Financial Statements
2. Corporate Summary and Trends
Consolidated Property NOI
Income and Credit Ratios
FFO Calculation/Dividend Summary/Shares & Units
Supplemental Data
Debt Summary/Total Market Capitalization
Investment Activity
Joint Venture Summary/NAV Data
3. Equity Issues: Common & Preferred
4. Debt Summary
5. Multifamily Division Summary
Property NOI
Operational Statistics
Occupancy Schedule
6. Office Division Summary
Property NOI
Operational Statistics
Leasing Execution
Lease Expiration/Tenant Concentration
Occupancy Schedule
7. Retail Division Summary
Property NOI
Operational Statistics
Tenant Performance
Capex/Lease Expiration/Tenant Concentration
Leasing Execution
Occupancy Schedule
8. Market Demographics
9. Glossary of Terms

NON-GAAP FINANCIAL MEASUREMENTS DISCLOSURE

This supplemental package includes non-GAAP financial measures, which are accompanied by a reconciliation to what is considered to be the most directly comparable GAAP financial measure.

 - Funds from Operations (FFO): In accordance with the White Paper on Funds From Operations published by The National Association of Real Estate Investment Trusts (NAREIT) in April 2002, FFO is calculated as net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.  FFO provides an additional indicator of the Company’s financial and operating performance and its ability to incur and service debt, to make capital expenditures and to fund other cash needs.  FFO is a widely recognized measure in the Company’s industry.

 - Earnings before Interest, Taxes, Depreciation & Amortization excluding the effects of gains (losses) from sales of property (EBITDA): The Company believes that EBITDA provides an additional indicator of the Company’s financial and operating performance and its ability to incur and service debt.

 - Net Operating Income (NOI): Property level revenues less property level expenses.  The Company believes that same-property and total division property level NOI provides investors with useful information regarding the operating performance of its properties.

Reconcilations for each of these three non-GAAP financial measures are included herein.

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE:CLP) is a diversified real estate investment trust (REIT) headquartered in Birmingham, Alabama.  The Company is a self-administered and self-managed REIT with fully-integrated real estate activities including development of new properties, acquisition of existing properties, build-to-suit development, and the provision of management, leasing and brokerage services for income-producing real estate.

The Company’s initial public offering was in September, 1993.  The solid performance Colonial Properties Trust has achieved is a direct result of the Company’s business strategy, the Colonial Star Strategy. Under its Colonial Star Strategy, the Company operates a diversified portfolio of multifamily, office and retail properties in select markets in the Sunbelt region of the United States. Colonial Properties Trust focuses on delivering consistent long-term performance through both its existing operations and its external investment strategies.

COLONIAL STAR STRATEGY

Achieve Consistent Long-term Performance through:
• Diversified Property Portfolio
• Investment in High Growth Sunbelt Cities
• Operating Excellence
• Mixed Use Investment
• Acquisitions/Development/Dispositions
• Taxable REIT Subsidiary Activities

CONTACT INFORMATION
Headquarters	Investor Relations
Colonial Properties Trust 2101 Sixth Avenue North, Suite 750 Birmingham, Alabama 35203 205-250-8700	Sandra Lee Robertson Senior Vice President 205-250-8788 800-645-3917	205-250-8890 - fax 205-986-6888 - direct fax
205-250-8890 - fax	lrobertson@colonialprop.com

www.colonialprop.com	To receive an Investor Package, please contact: Brandi Singleton 205-250-8724 bsingleton@colonialprop.com

TRANSFER AGENT
Equiserve Trust Company P.O. Box 43010 Boston, MA 02940-3010 Investor Relations: 800-730-6001 www.equiserve.com	The Company’s Transfer Agent manages share certificate transactions for including transfers, sales, dividend reinvestment and optional cash investment transactions.

EQUITY RESEARCH COVERAGE
Bear Stearns Greenstreet Advisors Legg Mason Maxcor REIT Research Merrill Lynch Salomon Smith Barney Standard & Poor’s Research Wachovia Securities	Ross Smotrich / Jeff Langbaum Jim Sullivan Rod Petrick / Tamara Fique Rich Anderson Steve Sakwa / Brian Legg Jon Litt / Ross Nussbaum Raymond Mathis Steve Swett	212-272-8046 / 212-272-4201 949-640-8780 410-454-4131 / 410-454-5873 646-346-7077 212-449-0335 / 212-449-1153 212-816-0231 / 212-816-1685 212-438-9558 212-909-0954

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2003

BALANCE SHEET

($ in 000s)	As of 3/31/2003	As of 12/31/2002
ASSETS
Real Estate Investments
Operating Properties	$2,279,246	$2,298,242
Undeveloped Land & Construction in Progress	87,046	82,520
Total Real Estate, before Depreciation	2,366,292	2,380,762

Less: Accumulated Depreciation	(366,840)	(351,164)
Net Real Estate Development	1,999,452	2,029,598

Cash and Equivalents	15,984	6,236
Restricted Cash	1,425	1,481
Accounts Receivable, net	9,390	10,395
Notes Receivable	1,175	1,307
Prepaid Expenses	6,460	7,581
Deferred Debt and Lease Costs	22,455	23,157
Investment in Unconsolidated Subsidiaries	35,874	36,265
Other Assets	14,455	13,836

Total Assets	$2,106,670	$2,129,856

LIABILITIES
Long-Term Liabilities
Payable to Banks	$206,615	$208,270
Notes and Mortgages Payable	1,034,369	1,053,923
Total Long-Term Liabilities	1,240,984	1,262,193

Other Liabilities	50,681	55,566
Total Liabilities	1,291,665	1,317,759

MINORITY INTEREST & EQUITY
Preferred Shares and Units, at Liquidation Value
Series A 8 3/4%, Preferred Shares	125,000	125,000
Series B 8 7/8%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	50,000	50,000
Total Preferred Shares and Units, at Liquidation Value	275,000	275,000

Common Equity, including Minority Interest	540,005	537,097
Total Equity, including Minority Interest	815,005	812,097

Total Liabilities and Equity	$2,106,670	$2,129,856

SHARES & UNITS OUTSTANDING, END OF PERIOD

(shares and units in 000s)	As of 3/31/2003	As of 12/31/2002
Basic
Shares	23,529	22,850
Operating Partnership Units (OP Units)	10,420	10,788
Total Shares & OP Units	33,949	33,638

Dilutive Common Share Equivalents	169	254

Diluted
Shares	23,698	23,104
Total Shares & OP Units	34,118	33,892

CONSOLIDATED STATEMENTS OF INCOME

($ in 000s, except per share data)	Three Months Ended
	3/31/2003	3/31/2002
Revenue
Minimum Rent	$65,204	$61,483	6.1%
Percentage Rent	571	467	22.3%
Tenant Recoveries	10,265	9,936	3.3%
Other Property Related Revenue	5,122	4,232	21.0%
Other Non-Property Related Revenue	1,098	1,764	-37.8%
Total Revenue	82,260	77,882	5.6%

Operating Expenses
Property Operating Expenses:
General Operating Expenses	5,775	5,284	9.3%
Salaries and Benefits	3,647	3,787	-3.7%
Repairs and Maintenance	8,239	7,110	15.9%
Taxes, Licenses, and Insurance	7,945	7,546	5.3%
Total Property Operating Expenses	25,606	23,727	7.9%

General and Administrative	4,803	3,805	26.2%
Depreciation	19,494	17,432	11.8%
Amortization	1,982	2,078	-4.6%
Total Operating Expenses	51,885	47,042	10.3%
Income from Operations	30,375	30,840	-1.5%

Other Income (Expense)
Interest Expense	(16,576)	(15,763)	5.2%
Income from Investments	85	344	-75.3%
Loss on Hedging Activities	(237)	(7)	3285.7%
Gain on Sale of Property	29	9,808	-99.7%
Other	181	(32)	-665.6%
Total Other Expense	(16,518)	(5,650)	192.4%

Income before Minority Interest & Discontinued Operations	13,857	25,190	-45.0%

Minority Interest
Minority Interest in CRLP - Preferred	(2,218)	(2,218)	0.0%
Minority Interest in CRLP - Common	(2,424)	(6,537)	-62.9%
Total Minority Interest	(4,642)	(8,755)	-47.0%

Income from Continuing Operations	9,215	16,435	-43.9%

Discontinued Operations
Income from Discontinued Operations	246	549	-55.2%
Gain on Disposal of Discontinued Operations	9,627	—
Minority Interest in Discontinued Operations	(3,088)	(188)	1542.6%
Income from Discontinued Operations	6,785	361	1779.5%

Net Income	16,000	16,796	-4.7%

Dividends to Preferred Shareholders	(3,891)	(3,891)	0.0%

Net Income Available to Common Shareholders	$12,109	$12,905	-6.2%

Earnings per Share - Basic
Continuing Operations	$0.23	$0.58	-60.3%
Discontinued Operations	0.29	0.02	1350.0%
EPS - Basic	$0.52	$0.60	-13.3%

Earnings per Share - Diluted
Continuing Operations	$0.23	$0.58	-60.3%
Discontinued Operations	0.29	0.02	1350.0%
EPS - Diluted	$0.52	$0.60	-13.3%

RECONCILATION TO FUNDS FROM OPERATIONS (FFO)

($ in 000s, except per share data)	Three Months Ended
	3/31/2003	3/31/2002
Net Income - Common Shareholders	$12,109	$12,905	-6.2%
Minority Interest in CRLP (Unitholders)	5,512	6,725	-18.0%
	17,621	19,630	-10.2%

Adjustments - Consolidated
Depreciation - Real Estate	19,381	17,546	10.5%
Amortization - Real Estate	1,125	1,164	-3.4%
Remove: (Gain)/Loss on Sale of Property	(9,656)	(9,808)	-1.5%
Include: Gain/(Loss) on Sale of Undepreciated Property	151	—
Straight-Line Rents (Prior to 2003)	—	(342)	-100.0%
Marketing Fees (Prior to 2003)	—	491	-100.0%
Total Adjustments - Consolidated	11,001	9,051	21.5%

Adjustments - Unconsolidated Investments
Depreciation - Real Estate	940	593	58.5%
Amortization - Real Estate	32	5	540.0%
Remove: (Gain)/Loss on Sale of Property	—	—
Include: Gain/(Loss) on Sale of Undepreciated Property	—	—
Straight-Line Rents (Prior to 2003)	—	(10)	-100.0%
Total Adjustments - Subsidiary	972	588	65.3%
Funds from Operations	$29,594	$29,269	1.1%

FFO per Share
Basic	$0.88	$0.90	-2.7%
Diluted	$0.87	$0.89	-2.6%

SHARES AND UNITS OUTSTANDING, WEIGHTED

(shares and units in 000s)	Three Months Ended
	3/31/2003	3/31/2002
Basic
Shares	23,236	21,382	8.7%
Operating Partnership Units (OP Units)	10,576	11,143	-5.1%
Total Shares & OP Units	33,812	32,525	4.0%

Dilutive Common Share Equivalents	169	218	-22.5%

Diluted
Shares	23,405	21,600	8.4%
Total Shares & OP Units	33,981	32,743	3.8%

PORTFOLIO STATISTICS

	Multifamily	Office	Retail	Total
	Units	SF in 000s	SF in 000s
SF/Units
Own / Partially-Owned *(1)	14,380	5,212	12,282
Anchor-Owned Space	—	—	2,969
	14,380	5,212	15,251

Third Party Managed Properties	4,969	897	352

Occupancy	93%	91%	89%

Same-Property Growth *(2)
Quarter
Revenues	-3.3%	-4.6%	1.5%	-1.1%
Expenses	6.5%	-1.0%	-0.2%	2.0%
Net Operating Income	-8.2%	-6.0%	2.3%	-2.4%

Total Property Growth *(2)
Quarter
Revenues	-13.7%	51.2%	3.7%	6.4%
Expenses	-5.4%	51.2%	2.0%	7.9%
Net Operating Income	-17.9%	51.2%	4.4%	5.7%

Notes:

(1) Total units and square feet of owned and partially-owned properties.

(2) Includes owned and partially-owned properties.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

NET OPERATING INCOME *(1)

	1Q02	2Q02	3Q02	4Q02	FYE ‘02	1Q03	2Q03	3Q03	4Q03	YTD ‘03
Same-Property Portfolio *(2)
Revenues *(3)	71,607	72,306	71,545	75,067	290,524	70,813				70,813
Expenses	21,687	22,582	21,956	22,094	88,319	22,112				22,112
Net Operating Income	49,920	49,724	49,588	52,973	202,205	48,701				48,701
NOI Margin	69.7%	68.8%	69.3%	70.6%	69.6%	68.8%				68.8%

growth *(4,5)	1.4%	-3.9%	-3.1%	-4.4%	-2.6%	-2.4%				-2.4%
growth w/o buyouts *(6)						-2.9%				-2.9%

Total Portfolio
Revenues *(3)	80,733	81,859	83,960	90,999	337,552	85,911				85,911
Expenses	25,483	26,267	25,995	27,410	105,155	27,489				27,489
Net Operating Income	55,250	55,592	57,964	63,590	232,396	58,422				58,422
NOI Margin	68.4%	67.9%	69.0%	69.9%	68.8%	68.0%				68.0%

growth *(5)	0.8%	-2.1%	3.0%	6.0%	2.0%	5.7%				5.7%

Notes:

(1) Includes both consolidated and % of partially-owned subsidiary properties.

(2) The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(3) Straight-line rents are included.

(4) The 2002 same-property growth reflects performance of the 2002 same-property portfolio

(5) 2002 Actuals have been restated to include the effects of straight-line rents for comparative purposes.

(6) Same-property growth removing the effects of lease-buyouts from both periods.

SAME-PROPERTY RESULTS	TOTAL PORTFOLIO RESULTS

NOI RECONCILATION TO INCOME STATEMENT

	1Q02	2Q02	3Q02	4Q02	FYE ‘02	1Q03	2Q03	3Q03	4Q03	YTD ‘03
Revenues
Revenues as restated for Disc Ops	77,882	79,235	81,245	87,864	326,226	82,260				82,260
Non Property & Interco Elim	(1,654)	(1,867)	(1,879)	(1,952)	(7,352)	(983)				(983)
Consolidated Property Rev	76,228	77,368	79,366	85,912	318,875	81,277				81,277
Discontinued Operations Rev	1,364	1,462	1,057	1,019	4,902	707				707
Unconsol. Invest. Prop Rev	3,141	3,029	3,537	4,068	13,775	3,927				3,927
Total Revenues - Combined	80,733	81,859	83,960	90,999	337,552	85,911				85,911

Expenses
Property Expenses from I/S	23,727	24,352	24,291	25,504	97,874	25,606				25,606
Intercompany Elimination	(18)	(6)	(23)	(28)	(75)	(42)				(42)
Discontinued Operations Exp	460	489	331	289	1,569	267				267
Unconsol. Invest. Prop Exp	1,314	1,432	1,396	1,645	5,787	1,658				1,658
Total Expenses - Combined	25,483	26,267	25,995	27,410	105,155	27,489				27,489

Net Operating Income
Property NOI	52,519	53,022	55,098	60,436	221,076	55,713				55,713
Discontinued Operations NOI	904	973	726	730	3,333	440				440
Unconsol. Invest. Prop NOI	1,827	1,597	2,141	2,423	7,988	2,269				2,269
Total NOI - Combined	55,250	55,592	57,965	63,589	232,397	58,422				58,422

SEGMENT NOI RECONCILIATION

	1Q02	2Q02	3Q02	4Q02	FYE ‘02	1Q03	2Q03	3Q03	4Q03	YTD ‘03
Revenues
Multifamily	28,275	26,534	24,876	24,475	104,160	24,406				24,406
Office	14,995	17,119	21,543	23,380	77,037	22,669				22,669
Retail	37,463	38,207	37,541	43,144	156,355	38,836				38,836
Total	80,733	81,859	83,960	90,999	337,552	85,911				85,911

Expenses
Multifamily	9,600	9,279	8,520	8,616	36,015	9,081				9,081
Office	4,488	5,190	5,707	6,722	22,107	6,786				6,786
Retail	11,395	11,798	11,769	12,072	47,033	11,623				11,623
Total	25,483	26,267	25,995	27,410	105,155	27,489				27,489

Net Operating Income
Multifamily	18,675	17,255	16,356	15,860	68,145	15,325				15,325
Office	10,507	11,929	15,836	16,658	54,930	15,884				15,884
Retail	26,068	26,409	25,772	31,072	109,322	27,213				27,213
Total	55,250	55,592	57,964	63,590	232,396	58,422				58,422

(1)  Includes both consolidated and % of partially-owned subsidiary properties.

INCOME & CREDIT RATIOS

	1Q02	2Q02	3Q02	4Q02	FYE ‘02	1Q03	2Q03	3Q03	4Q03	YTD ‘03
Net Income to Common	$12,905	$21,774	$12,104	$11,029	$57,812	$12,109				$12,109

Earnings per Share
- Basic	$0.60	$0.99	$0.54	$0.49	$2.61	$0.52				$0.52
growth	122.2%	182.9%	-5.3%	-41.7%	28.6%	-13.3%				-13.3%

- Diluted	$0.60	$0.97	$0.53	$0.48	$2.58	$0.52				$0.52
growth	122.2%	177.1%	-7.0%	-42.2%	27.7%	-13.3%				-13.3%

Credit Ratios
Interest Coverage *(1)	3.2	3.3	3.2	3.4	3.3	3.1				3.1
Fixed Charge Coverage *(2)	2.2	2.3	2.3	2.4	2.3	2.1				2.1
Debt / Total Market Cap’n	47%	44%	47%	49%		49%

Notes:

(1) EBITDA/Net Interest Expense, including the company’s percentage from partially-owned subsidiary properties.

(2) EBITDA/Net Interest Expense + Preferred Dividends+Debt Principal Repayments, including the company’s percentage from partially-owned subsidiary properties.

FUNDS FROM OPERATIONS

	1Q02	2Q02	3Q02	4Q02	FYE ‘02	1Q03	2Q03	3Q03	4Q03	YTD ‘03
Net Income	$12,905	$21,774	$12,104	$11,029	$57,812	$12,109				$12,109
Minority Interest in CRLP	6,725	11,019	5,769	5,143	28,656	5,512				5,512
Total	19,630	32,793	17,873	16,172	86,468	17,621				17,621

Adjustments - Consolidated
Depreciation - Real Estate	17,546	17,286	18,214	19,403	72,449	19,381				19,381
Amortization - Real Estate	1,164	1,085	1,192	1,516	4,957	1,125				1,125
Extraordinary (Income)/Loss	—	—	—	—	—	—				—
‘-’:(Gain)/Loss-Sale of Prop	(9,808)	(22,304)	(6,683)	(2,758)	(41,553)	(9,656)				(9,656)
‘+’:Gain/(Loss)-Undeprec Prop	—	228	741	2,627	3,596	151				151
Strt Line Rents (Prior to 2003)	(342)	(439)	(588)	(710)	(2,079)	—				—
Marketing Fees (Prior to 2003)	491	1,167	—	—	1,658	—				—
Total Adjustments - Consol’d	9,051	(2,977)	12,876	20,078	39,028	11,001				11,001

Adjustments - Unconsol’d Investments
Depreciation - Real Estate	593	603	622	885	2,703	940				940
Amortization - Real Estate	5	6	6	50	67	32				32
Extraordinary (Income)/Loss	—	—	—	—	—	—
‘-’:(Gain)/Loss-Sale of Prop	—	—	—	(580)	(580)	—				—
‘+’:Gain/(Loss)-Undeprec Prop	—	—	—	—	—	—				—
Strt Line Rents (Prior to 2003)	(10)	(12)	(1)	(12)	(35)	—				—
Total Adjustments - Subsid’y	588	597	627	343	2,155	972				972
Funds from Operations	$29,269	$30,413	$31,376	$36,593	$127,651	$29,594				$29,594

FFO Per Share
- Basic	$0.90	$0.92	$0.94	$1.09	$3.85	$0.88				$0.88
growth	12.5%	3.4%	-1.1%	-6.0%	1.3%	-2.7%				-2.7%

- Diluted	$0.89	$0.91	$0.93	$1.08	$3.82	$0.87				$0.87
growth	12.4%	2.6%	-1.4%	-6.5%	1.0%	-2.6%				-2.6%

DIVIDEND SUMMARY

Dividend Per Share	$0.66	$0.66	$0.66	$2.64	$0.665	$0.665
Dividend Yield (End of Period)	6.8%	7.3%	7.8%		8.0%

Payout
Dividend/FFO - Diluted	72.7%	70.9%	60.9%	69.1%	76.4%	76.4%

SHARES & UNITS

Shares
Basic - Weighted Avg	21,382	22,040	22,517	22,659	22,154	23,236	23,236
Diluted - Weighted Avg	21,600	22,359	22,800	22,886	22,408	23,405	23,405
Outstanding (End of Period)	21,891	22,418	22,573	22,850		23,529

Units
Weighted Avg	11,144	11,129	10,909	10,885		10,576
Outstanding (End of Period)	11,143	10,913	10,902	10,789		10,420

Shares & Units
Basic - Weighted Avg	32,526	33,169	33,426	33,544	33,170	33,812	33,812
Diluted - Weighted Avg	32,744	33,488	33,709	33,771	33,424	33,981	33,981
Outstanding (End of Period)	33,034	33,331	33,475	33,639		33,949

Price per Share (End of Pd)	$34.45	$38.95	$36.18	$33.94		$33.08

SUPPLEMENTAL DATA

	1Q02	2Q02	3Q02	4Q02	FYE ‘02	1Q03	2Q03	3Q03	4Q03	YTD ‘03
Capitalized Expenditures *(1)
Bldg Improvements- Maintenance	$2,100	$2,864	$2,738	$2,561	$10,264	$2,640				$2,640
Bldg Improvements- Rev-Enhancing	254	1,189	199	818	2,460	385				385
Tenant Improv/Allowances	1,788	2,664	3,992	7,274	15,718	4,765				4,765
Leasing Commissions	740	1,010	527	1,252	3,529	760				760
Administrative (Div & Corp)	1,493	77	61	217	1,848	193				193
Total Capitalized Expenditures	$6,375	$7,805	$7,517	$12,122	$33,818	$8,743				$8,743

Notes:

(1) Capex includes the company’s percentage for subsidiary properties.

Reconciliation to EBITDA
Net Income to Common	$12,905	$21,774	$12,104	$11,029	$57,812	$12,109	$12,109

Consolidated
Minority Interest	6,725	11,019	5,769	5,143	28,656	5,512	5,512
ITDA from Disc Ops *(1)	371	45	282	225	923	194	194
Preferred Dividends	6,109	6,109	6,109	6,109	24,436	6,109	6,109
Interest Expense	15,763	15,222	16,820	17,460	65,265	16,576	16,576
Income Tax Expense	33	(33)	—	618	618	(181)	(181)
Depreciation & Amortization	19,510	19,270	20,421	22,415	81,616	21,476	21,476
(Gain)/Loss on Prop Sales	(9,808)	(22,304)	(6,684)	(2,756)	(41,552)	(9,656)	(9,656)
Gain/(Loss)-Undeprec Prop *(2,3)	—	228	742	2,403	3,373	151	151

Unconsolidated Investments
Interest Expense	884	925	918	1,150	3,877	1,199	1,199
Income Tax Expense	—	—	—	—	—	—	—
Depreciation & Amortization	617	634	653	942	2,846	1,129	1,129
(Gain)/Loss on Prop Sales	—	—	—	(580)	(580)	—	—
EBITDA	$53,109	$52,889	$57,134	$64,158	$227,290	$54,618	$54,618

Notes:

(1) The effects of interest, taxes, depreciation and amortization from discontinued operations which are not reflected in the above scheduled line items.

(2) The Company includes the effects of land and outparcel sales in EBITDA as this is a recurring source of cash flow for the Company.

(3) To agree with the 4Q gain reflected in the Reconciliation to FFO of $2,627, $224K of the $618K Income Tax Expense must be added.  The $224K is the tax expense associated with a property disposition.  Per the NAREIT’s Accounting Quarterly Update, July 2000, taxes associated with the disposition of property should be excluded from the calculation of FFO.

Other
Straight Line Rents*(1)	$352	$451	$589	$722	$2,114	$1,051	$1,051
Capitalized Interest	2,574	2,229	1,796	1,464	8,063	1,327	1,327
Amort of Deferred Finan’g Costs	765	793	843	1,236	3,637	711	711
Amort of Stock Compensation	197	319	289	302	1,107	340	340
Debt - Principal Reductions	894	1,235	1,221	1,389	4,739	1,630	1,630
3rd Party Mgmt & Leasing Fees	1,100	1,394	950	1,171	4,615	1,022	1,022

Notes:

(1) Includes consolidated and unconsolidated subsidiary property straight line rents.  Post 2002, the effects of straight line rents are included in the calculation of FFO, according NAREIT's White Paper.

DEBT SUMMARY: CORPORATE & PERCENT OF SUBSIDIARY

	1Q02	2Q02	3Q02	4Q02	FYE ‘02	1Q03	2Q03	3Q03	4Q03	YTD ‘03
Unsecured/Secured
Unsecured Line of Credit	$203,924	$211,599	$205,459	$208,270	16%	$213,648				16%
Unsecured Other	628,155	628,720	670,673	670,646	50%	645,396				49%
Secured	425,838	418,980	462,560	461,577	34%	460,055				35%
Total Debt	1,257,917	1,259,299	1,338,692	1,340,493		1,319,100

Fixed/Floating
Fixed Rate Debt	994,304	983,806	1,062,698	1,043,453	78%	1,009,872				77%
Floating Rate Debt - Capped	91,206	90,819	90,404	89,922	7%	89,380				7%
Floating Rate Debt	172,408	184,675	185,590	207,119	15%	219,847				17%
Total Debt	1,257,918	1,259,300	1,338,692	1,340,494		1,319,100

Tax-Exempt Debt	$50,475	$50,475	$50,468	$50,463		$50,475

TOTAL MARKET CAPITALIZATION

Long-Term Debt	$1,186,310	$1,183,361	$1,260,791	$1,262,193	$1,240,984
% of Subsidiary Debt	71,607	75,938	77,902	78,301	78,116
Total Debt	1,257,917	1,259,299	1,338,693	1,340,494	1,319,100
Preferred Stock
8.75% Series A	125,000	125,000	125,000	125,000	125,000
8.875% Series B (Units)	100,000	100,000	100,000	100,000	100,000
9.25% Series C	50,000	50,000	50,000	50,000	50,000
Total Preferred Stock	275,000	275,000	275,000	275,000	275,000

Market Equity (Shares & Units)	1,138,021	1,298,242	1,211,126	1,141,708	1,123,033
Total Market Capitalization	2,670,938	2,832,541	2,824,819	2,757,202	2,717,132

TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR	TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

INVESTMENT ACTIVITY

Gross Real Estate Investments	1Q02	2Q02	3Q02	4Q02	FYE ‘02	1Q03	2Q03	3Q03	4Q03	YTD ‘03
Consolidated
Operating Assets	2,087,118	2,095,671	2,239,198	2,298,242		2,279,246
Undeveloped Land & CIP	157,636	160,007	135,983	82,520		87,046
Unconsolidated Investments
Operating Assets	81,658	84,007	84,179	87,945		122,706
Undeveloped Land & CIP	30,220	32,542	34,503	97		7
Total Gross Real Estate	2,356,632	2,372,227	2,493,863	2,468,804		2,489,005

Acquisitions
Multifamily	—	—	—	—	—	—				—
Office	16,566	55,625	122,025	—	194,216	—				—
Retail	—	—	—	—	—	—				—
Total	16,566	55,625	122,025	—	194,216	—				—

Development $Spent
Multifamily	2,794	1,549	1,463	3,147	8,953	726				726
Office	13,328	7,104	9,104	2,968	32,504	2,169				2,169
Retail	12,326	15,572	6,710	7,903	42,511	3,583				3,583
Other (mixed-use, infrastruct)	1,018	981	1,142	175	3,316	295				295
Total	29,466	25,206	18,419	14,193	87,284	6,773				6,773

Dispositions
Multifamily	19,036	75,473	—	—	94,509	13,800				13,800
Office	—	—	7,021	—	7,021	—				—
Retail	—	—	11,694	23,693	35,387	17,100				17,100
Total	19,036	75,473	18,715	23,693	136,917	30,900				30,900

Capital Expenditures
Multifamily	1,262	1,860	1,864	1,646	6,632	1,145				1,145
Office	1,934	2,607	2,732	3,378	10,650	4,319				4,319
Retail	1,727	3,328	2,889	6,995	14,939	3,180				3,180
Corporate	1,452	10	32	103	1,597	99				99
Total	6,375	7,805	7,517	12,122	33,818	8,743				8,743

GROSS REAL ESTATE: 5-YEAR HISTORY	DISPOSITIONS: 5-YEAR HISTORY

ACQUISITIONS: 5-YEAR HISTORY	DEVELOPMENTS: 5-YEAR HISTORY

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)

CURRENT DEVELOPMENT PIPELINE: DETAIL

Significant Projects Under Construction					Property Stabilized		Development Costs
		Units / SF-in 000s						Thru 1Q03				1Q04 & Aft
	Location	Total	Deliv’d	Leased	Date	Return	Total		2Q03	3Q03	4Q03
Multifamily

		—	—	—			—	—	—	—	—	—
Office
CC 200 at TownPark	Orlando, FL	155	155	14	2Q04	9.0%	21.8	16.3	0.5	0.2	1.3	3.5
		155	155	14			21.8	16.3	0.5	0.2	1.3	3.5
Retail
CP Trussville, Phase II	Birmingham, AL	65			1Q04	11.5%	8.4	4.6	1.0	1.4	1.4	—
		65	—	—			8.4	4.6	1.0	1.4	1.4	—

Mixed-Use
Colonial TownPark, Mixed-Use	Orlando, FL	*(1)			1Q05	10.0%	42.9	4.2	7.0	9.6	15.0	7.1
		—	—	—			42.9	4.2	7.0	9.6	15.0	7.1

Redevelopment
CM Myrtle Beach	Myrtle Beach, SC	530		*(2)	1Q05	10.3%	27.7	0.8	10.3	6.1	3.9	6.6
Old Springville Shopping Center	Birmingham, AL	66		*(3)	1Q04	9.7%	4.3	0.1	0.7	1.8	1.5	0.2
CM Auburn Opelika	Auburn, AL	555		*(4)	1Q06	13.0%	14.7	0.7	3.3	5.4	2.1	3.2
		1,151					46.7	1.6	14.3	13.3	7.5	10.0

Total							119.8	26.7	22.8	24.5	25.2	20.6

Notes:

(1) 80 multifamily units, 36,000 sf of office space, and 144,000 sf of retail space.

(2) Redevelopment adding approx. 35,000 new sf.  Pre-leased new Bass Pro.

(3) Renovation of center and redeveopment of 45,000 new sf.  Pre-leased new Publix Super Market.

(4) Redevelopment adding approx 180,000 new sf.

Reconciliation to Construction-in-Progress
$ Invested in Significant Projects	$26.7
Less: Projects transferred out of CIP	(16.3)	* CC 200 at TownPark has been transferred out of CIP.
Misc (Infrastructure and Misc Construction)	6.6	* Predevelopment and other.
Land Inventory	70.0	* Raw and improved land.
Total CIP - Balance Sheet	$87.0

Colonial Center 200 at TownPark	Colonial Promenade Trussville, Phase II
* Picture of Phase I

• 155,000 sf office building

• Located in the Colonial TownPark Development in the Lake Mary/Heathrow submarket of Orlando, FL

• TownPark is a 175-acre mixed-use community with 456 multifamily apartment units, over 500,000 sf of developed office space, and additional multifamily, office and retail space under construction

• 65,000 sf expansion • Colonial Promenade Trussville, Phase I is a 388,000 sf shopping center anchored by: Wal-Mart Supercenter and 16-screen stadium-seating Regal Cinema • Located in Birmingham, AL

Colonial TownPark, Mixed-Use	Old Springville Shopping Center

• 144,000 sf retail shopping space plus grocery-anchored ground lease Anchored by: Albertson’s & AmStar Cinema

• 12 Multifamily Units

• 36,000 sf of Office Space

• Located in the Colonial TownPark Development in Orlando, FL

• 530,000 sf after redevelopment • Anchors: Belk’s, JC Penney, new Bass Pro Shops

CM Myrtle Beach	CM Auburn Opelika

• 66,000 sf after redevelopment • Newly leased Publix Super Markets	• 555,000 sf after redevelopment • Anchors: Dillards, JC Penney, Sears

DISPOSITIONS: DETAIL

	Location	Date	Units/SF	Sales Price	Yield	Major Tenants
			(SF-000s)	($in mm)
Multifamily
Colonial Grand at Citrus Park	Tampa, FL	Mar-03	176	$13.8	7.6%

Retail
Colonial Promenade Bardmoor	St. Petersburg, FL	Mar-03	152.6	17.1	7.5%	Publix, Eckerds & Bealls

Total				$30.9	7.5%

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)

JOINT VENTURE SUMMARY

Property	Location		Property Type	Units / SF-000s	% Own	Sec’d Debt	Equity Invest

Orlando Fashion Square	Orlando	FL	Retail	1,070	50%	$32,082	$19,090
Parkway City Mall	Huntsville	AL	Retail	630	45%	27,881	11,496
Colonial Promenade Madison	Huntsville	AL	Retail	111	25%	2,424
Colonial Promenade Hoover	Birmingham	AL	Retail	155	10%	1,774	65
Land Title Building	Birmingham	AL	Office	32	33%	528	—

CMS Joint Venture I - 6 Properties
Colonial Grand at Barrington	Macon	GA	Multifamily	176	15%
Colonial Grand at Mountain Brook	Birmingham	AL	Multifamily	392	15%
Colonial Grand at Ponte Vedra	Jacksonville	FL	Multifamily	240	15%
Colonial Village at Cahaba Heights	Birmingham	AL	Multifamily	125	15%
Colonial Village at River Hills	Tampa	FL	Multifamily	776	15%
Colonial Village at Stockbridge	Stockbridge	GA	Multifamily	240	15%
				1,950		10,910	2,089

CMS Joint Venture II - 4 Properties
Colonial Grand at Inverness Lakes	Mobile	AL	Multifamily	312	15%
Colonial Village at Inverness Lakes	Mobile	AL	Multifamily	186	15%
Colonial Village at Hillwood	Montgomery	AL	Multifamily	160	15%
Colonial Village at Rocky Ridge	Birmingham	AL	Multifamily	226	15%
				885		4,941	696

Other Unconsolidated Investments						—	14
Total Investements in Uncosolidated Subsidiaries						$78,116	$35,874

NET ASSET VALUE DATA

Stabilized Net Operating Income - for the Quarter

	Multifamily	Office	Retail	Total
Wholly-Owned & Subsidiary Properties	$15,325	$15,884	$27,213	$58,422

Less:
NOI from Properties in Lease-up (Not in CIP)		(1,122)		(1,122)
NOI from Properties in CIP				—
NOI from Dispositions			(207)	(207)
NOI from Acquisitions	—	—	—	—
Total	15,325	14,762	27,006	57,093

Other Cash Flow Data - for the Quarter
Included in Above NOI
Percentage Rents				571
Lease Buyouts				636

Not Included in Above NOI
3rd Party Management & Leasing Fees				1,022

Gross Asset Values
Significant CIP Properties				10,400
Misc (Infrastructure and Misc Construction)				6,600
Undeveloped Land				70,000
Total Construction-in-Progress				87,000

Subsidiary Construction-in-Progress				7
Properties in Lease-Up (Not in CIP)				16,300
Properties Acquired during Quarter				0

COLONIAL PROPERTIES TRUST

Equity Issues

Common & Preferred

COMMON SHARES	CUSIP: 195872-10-6

	NYSE Symbol	Year-to-Date Ending
		12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	03/31/03
Common Shares	CLP	$26.63	$23.19	$26.06	$31.15	$33.94	$33.08
Annual Growth		-11.6%	-12.9%	12.4%	19.5%	9.0%	-2.5%

Dividend per Share		$2.20	$2.32	$2.40	$2.52	$2.64	$2.66
Annual Growth		5.8%	5.5%	3.4%	5.0%	4.8%	0.8%

Yield on End of Period Price		8.3%	10.0%	9.2%	8.1%	7.8%	8.0%

Total Annual Return		-4.3%	-4.2%	22.7%	29.2%	17.4%	-0.6%

ANNUAL DIVIDEND/SHARE GROWTH

TOTAL RETURN - ANNUAL	TOTAL RETURN COMPARISON

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME (5-YEAR)

PREFERRED UNITS 8.75% SERIES A	CUSIP: 195872-20-5

Issue Date	11/6/1997
- Issue Price	$25.00
Redeemable	11/6/2002
- Redeem Price	$25.00

# of Shares Issued	5,000,000
Total $Issued	$125 MM
Dividend $/Share	$2.1875
Yield on Face Value	8.75%

*** CALLED ON APRIL 7, 2003, EXPECTED TO BE REDEEMED MAY 7, 2003***

	NYSE Symbol	Year-to-Date Ending
		12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	03/31/03
Preferred Shares	CLPPRA	$24.00	$17.69	$20.75	$25.00	$25.03	$25.33

Dividend History
Annual Dividend		$2.19	$2.19	$2.19	$2.19	$2.19	$2.19
Yield on End of Period Price		9.11%	12.37%	10.54%	8.75%	8.74%	8.64%

TRADING ACTIVITY:  CLOSING PRICE & AVG DAILY VOLUME (5-YEAR)

PREFERRED UNITS 8.875% SERIES B	Issued By CRLP (Partnership)

Privately Placed Perpetual Preferred Issue - Not Traded

Issue Date	2/23/1999
- Issue Price	$50.00
Redeemable	2/23/2004
- Redeem Price	$50.00
# of Shares Issued	2,000,000
Total $Issue	$100 MM
Dividend $ /Share	$4.4375
Yield on Face Value	8.875%

PREFERRED SHARES 9.25% SERIES C	CUSIP: 195872-30-4

Issue Date	6/1/2001
- Issue Price	$25.00
Redeemable	6/1/2006
- Redeem Price	$25.00

# of Shares Issued	2,000,000
Total $Issued	$50 MM
Dividend $ /Share	$2.3125
Yield on Face Value	9.25%

	NYSE Symbol	Year-to-Date Ending
		12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	03/31/03
Preferred Shares	CLPPRC				$25.65	$26.25	$26.06

Dividend History
Annual Dividend					Partial Year	$2.31	$2.31
Yield on End of Period Price					9.02%	8.81%	8.87%

TRADING ACTIVITY:  CLOSING PRICE & AVG DAILY VOLUME

TAX STATUS OF DIVIDENDS

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
Common Shares - CLP
Ordinary Income	81.37%	78.78%	79.42%	85.86%	77.79%
Return of Capital	18.63%	17.35%	8.16%	2.40%	22.21%
Long-Term Capital Gain	0.00%	0.00%	4.74%	4.65%	0.00%
Unrecaptured Section 1250 Gain	0.00%	3.87%	7.68%	7.09%	0.00%

Preferred Shares - CLPPRA
Ordinary Income	100%	100%	100%	100%	100%

Preferred Shares - CLPPRC
Ordinary Income	100%	100%	100%	100%	100%

COLONIAL PROPERTIES TRUST

Debt Summary

($ in 000s)

PUBLIC RATINGS

Rating
			Senior Unsecured	Preferred
Fitch Ratings	Bill Travers	212-908-0304	BBB-	BB+
Moody’s Investor Services	Philip Kibel	212-553-4402	Baa3	Ba1
Standard & Poor’s	Jim Fielding	212-438-2452	BBB-	BB+

QUARTERLY DEBT SUMMARY

	WITHOUT SUBSIDIARY DEBT				WITH SUBSIDIARY DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt	%	Avg Int	Wtd Mat’y
Unsecured/Secured
Unsecured Line of Credit	$213,648	17%	2.7%	2.6	$213,648	16%	2.7%	2.6
Unsecured Other	645,396	52%	6.8%	4.0	645,396	49%	6.8%	4.0
Secured	381,939	31%	5.6%	9.4	460,055	35%	5.6%	8.4
Total Debt	$1,240,984	100%	5.7%	5.4	$1,319,100	100%	5.7%	5.3

Fixed/Floating
Fixed Rate Debt	$961,636	77%	6.7%	4.8	$1,009,872	77%	6.7%	4.8
Floating Rate Debt - Capped	89,380	7%	2.4%	8.7	89,380	7%	2.4%	8.7
Floating Rate Debt	189,967	15%	2.5%	7.2	219,847	17%	2.6%	6.5
Total Debt	$1,240,984	100%	5.7%	5.4	$1,319,100	100%	5.7%	5.3

Tax-Exempt Debt	48,475	4%	2.3%	23.2	50,475	4%	2.4%	23.4

LINE OF CREDIT

	12/31/02	03/31/03	Interest Rate	Due	Remaining	Notes

Floating	$78,270	$63,648	2.36%	11/22/05	2.6	A	U
Swapped to Fixed	—	5,000	2.84%	11/22/05	2.6	F	U
Competitive Bid Option - Floating	55,000	—		11/22/05	2.6	A	U
Competitive Bid Option - Swapped to Fixed	75,000	145,000	2.84%	11/22/05	2.6	F	U
Total Outstanding on LOC	$208,270	$213,648	2.70%		2.6

Notes:

•             The $320MM LOC has a $160MM Competitive Bid Option.

•             10 Banks participate in the LOC, led by SouthTrust: AmSouth, Branch Banking and Trust (BB&T), Chevy Chase, Compass, Comerica, PNC, US Bank, Wachovia, and Wells Fargo

•             The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•             At BBB-/Baa3: the interest rate is LIBOR + 105 bps, and the facility fee is 30 bps.

•             3-Year facility through November, 2005; with 1 1-year extension

DETAILED DEBT SCHEDULE: CORPORATE

CUSIP	Issue Date	12/31/02	03/31/03	Interest Rate	Maturity Date	Remaining	Notes
Corporate
Revolving Line of Credit		$208,270	$213,648	2.70%	11/22/05	2.6		U
Commercial Paper		—	24,966	1.87%	04/26/03	0.1	A	U
Land Loan		505	495	2.98%	09/30/04	1.5	A	S
FV of Hedging (FASB 133)		2,554	2,383		07/26/04	1.3	A	U
Medium Term Notes
195896 AB 1	01/17/97	50,000	—					U
195896 AA 3	12/11/96	50,000	50,000	7.05%	12/15/03	0.7		U
195896 AC 9	07/25/97	25,000	25,000	6.96%	07/26/04	1.3		U
“ “	“ “	50,000	50,000	3.25%	07/26/04	1.3	D	U
195896 AG 0	08/09/99	25,000	25,000	8.19%	08/09/04	1.4		U
195896 AH 8	02/07/00	25,000	25,000	8.82%	02/07/05	1.9		U
195896 AD 7	08/06/97	25,000	25,000	6.96%	08/01/05	2.3		U
195896 AE 5	09/26/97	25,000	25,000	6.98%	09/26/05	2.5		U
195896 AN 5	12/20/01	10,000	10,000	7.46%	12/20/06	3.7		U
195896 AJ 4	02/29/00	20,000	20,000	8.80%	02/01/10	6.8		U
195896 AK 1	03/13/00	5,000	5,000	8.80%	03/15/10	7.0		U
195896 AM 7	12/26/00	10,000	10,000	8.05%	12/27/10	7.7		U
195896 AL 9	12/26/00	10,000	10,000	8.08%	12/24/10	7.7		U
Senior Unsecured Notes
195891 AB 2	07/15/96	65,000	65,000	8.05%	07/15/06	3.3		U
195891 AC 0	07/14/98	175,000	175,000	7.00%	07/14/07	4.3		U
195891 AD 8	08/09/02	100,000	100,000	6.88%	08/15/12	9.4		U
Unamortized Discounts		(2,025)	(1,952)					U
Multifamily Properties
CG at Edgewater		21,541	21,477	6.81%	01/01/11	7.8		S
CG at Galleria		22,400	22,400	2.56%	06/15/26	23.2	C	S
CG at Galleria Woods		9,375	9,344	6.91%	07/01/09	6.3		S
CG at Hunter’s Creek		18,999	18,999	7.98%	06/30/10	7.3		S
CG at Hunter’s Creek		11,136	11,061	6.59%	06/30/10	7.3	F	S
CG at Madison		17,397	17,287	2.19%	08/01/11	8.3	B	S
CG at Natchez Trace (Ph I)		6,692	6,681	8.30%	09/01/35	32.4		S
CG at Natchez Trace (Ph II)		3,994	3,988	8.25%	02/01/37	33.9		S
CG at Promenade		22,472	22,405	6.81%	01/01/11	7.8		S
CG at Reservoir		8,581	8,531	2.47%	04/01/12	9.0	B	S
CG at Riverchase		20,495	20,365	2.19%	07/01/11	8.3	B	S
CV at Ashley Plantation		15,090	15,090	7.98%	06/30/10	7.3		S
CV at Ashley Plantation		9,324	9,261	6.59%	06/30/10	7.3	F	S
CV at Gainesville		26,602	26,447	2.47%	04/01/12	9.0	B	S
CV at Inverness		9,900	9,900	2.21%	06/15/26	23.2	C	S
CV at Lake Mary		14,100	14,100	7.98%	06/30/10	7.3		S
CV at Lake Mary		8,621	8,563	6.59%	06/30/10	7.3	F	S
CV at Research Park		12,775	12,775	2.16%	06/15/26	23.2	C	S
CV at Timothy Woods *		9,467	9,434	7.49%	09/01/09	6.4		S
CV at Trussville		16,847	16,749	2.47%	04/01/12	9.0	B	S
CV at Vernon Marsh		3,400	3,400	2.10%	07/01/26	23.3	C	S
Office Properties
Colonial Center 100 at Mansell Overlook		16,671	16,616	8.25%	01/10/08	4.8		S
Colonial Center Heathrow		32,670	32,471	7.39%	12/01/04	1.7		S
Colonial Center Heathrow		11,000	11,000	7.84%	12/01/04	1.7		S
Interstate Park Building 100-400 & 600		2,852	2,751	8.50%	08/01/03	0.3		S
Perimeter Corp Park 1500 - Unsecured		117	117	8.68%	12/01/03	0.7		S
Perimeter Corp Park 1525		4,706	4,663	8.68%	12/01/03	0.7		S
Retail Properties
CP Montgomery		12,194	12,150	7.49%	08/27/09	6.4		S
CP University Park I		11,959	11,916	7.49%	08/27/09	6.4		S
Village at Roswell Summit		1,511	1,502	8.93%	09/01/05	2.4		S
Total Corporate Debt		$1,262,192	1,240,984	5.74		5.4

DETAILED DEBT SCHEDULE: SUBSIDIARY

	% Owned	12/31/02	03/31/03	Interest Rate	Maturity Date	Remaining	Notes
Multifamily Properties
Barrington, LLC (CG)	15.0%	$974	$970	7.60%	10/01/09	6.5		S
Cahaba Heights, LLC (CV)	15.0%	813	809	7.60%	10/01/09	6.5		S
Mountain Brook, LLC (CG)	15.0%	2,432	2,421	7.60%	10/01/09	6.5		S
Ponte Vedra, LLC (CG)	15.0%	1,356	1,348	7.60%	10/01/09	6.5		S
River Hills, LLC (CG)	15.0%	3,860	3,837	7.60%	10/01/09	6.5		S
Stockbridge, LLC (CV)	15.0%	1,532	1,525	7.60%	10/01/09	6.5		S
Hillwood, LLC (CV)	15.0%	500	500	2.44%	12/15/30	27.7	C	S
Hillwood, LLC (CV)	15.0%	310	306	7.80%	10/01/20	17.5		S
Inverness Lakes I, LLC (CV)	15.0%	589	600	2.47%	12/15/30	27.7	C	S
Inverness Lakes I, LLC (CV)	15.0%	356	339	7.80%	07/01/20	17.3		S
Inverness Lakes II, LLC (CV)	15.0%	2,007	1,996	8.11%	05/01/10	7.1		S
Rocky Ridge, LLC (CV)	15.0%	900	900	2.69%	12/15/30	27.7	C	S
Rocky Ridge, LLC (CV)	15.0%	306	301	7.74%	10/01/16	13.5		S

Office Properties
Land Title Building	33.3%	535	528	8.10%	02/01/15	11.8		S

Retail Properties
CP Hoover	10.0%	1,778	1,774	5.94%	01/11/13	9.8		S
Orlando Fashion Square	50.0%	32,175	32,082	7.00%	12/28/05	2.7		S
Parkway City	45.0%	27,881	27,881	3.07%	12/20/03	0.7	A	S
Total Subsidiary Property Debt		$78,301	$78,116	5.59%		3.7

Total Corporate & Subsidiary Debt		$1,340,493	$1,319,100	5.73%		5.3

Notes:

A              Floating Rate Debt

B              Floating Rate Debt - Capped

C              Floating Rate Debt - Tax Exempt

D              Floating Rate Debt - Swapped from Fixed Rate

E                Fixed Rate Debt - Tax Exempt

F                Fixed Rate Debt - Swapped from Floating Rate

                         Debt without a notation is Fixed Rate Debt

U               Unsecured Debt

S               Secured Debt

Colonial Properties Trust

Portfolio Financial Summary - Multifamily

NET OPERATING INCOME *(1)

($ in 000s)	1Q02	2Q02	3Q02	4Q02	FYE ‘02	1Q03	2Q03	3Q03	4Q03	YTD ‘03
Same-Property Portfolio *(2)
Revenues	22,195	22,253	22,034	21,599	88,081	21,471				21,471
Expenses	7,427	7,892	7,521	7,713	30,553	7,910				7,910
Net Operating Income	14,768	14,361	14,513	13,886	57,528	13,561				13,561
NOI Margin	66.5%	64.5%	65.9%	64.3%	65.3%	63.2%				63.2%

NOI Growth *(3)	-4.5%	-8.0%	-3.3%	-11.0%	-6.8%	-8.2%				-8.2%
NOI Growth - Sequential						-2.3%

Total Division Portfolio
Revenues	28,275	26,534	24,876	24,475	104,160	24,406				24,406
Expenses	9,600	9,279	8,520	8,616	36,015	9,081				9,081
Net Operating Income	18,675	17,255	16,356	15,860	68,145	15,325				15,325
NOI Margin	66.0%	65.0%	65.7%	64.8%	65.4%	62.8%				62.8%

NOI Growth	-6.9%	-15.6%	-18.2%	-20.6%	-15.3%	-17.9%				-17.9%

Notes:

(1)            Includes both consolidated and % of partially-owned subsidiary properties.

(2)            The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(3)            The 2002 same-property growth reflects performance of the 2002 same-property portfolio.

SAME-PROPERTY RESULTS	DIVISION RESULTS

SUMMARY BY MARKET

		Total Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of	% of	# of Wtd	% of	Current Quarter			Year-to-Date
		Units	Units	NOI	Units	Units	Rev	Exp	NOI	Rev	Exp	NOI
Birmingham	AL	3,165	26.4%	23.4%	3,054	28.2%	2.8%	8.9%	-1.2%	2.8%	8.9%	-1.2%
Huntsville	AL	1,572	13.1%	12.4%	1,572	14.5%	-2.8%	8.5%	-8.2%	-2.8%	8.5%	-8.2%
Jackson	MS	498	4.2%	5.0%	328	3.0%	1.8%	5.8%	0.1%	1.8%	5.8%	0.1%
Mobile	AL	476	4.0%	2.5%	401	3.7%	-4.6%	2.6%	-8.9%	-4.6%	2.6%	-8.9%
Montgomery	AL	408	3.4%	4.4%	384	3.5%	5.1%	18.4%	1.3%	5.1%	18.4%	1.3%
Orlando	FL	2,466	20.6%	24.6%	2,010	18.6%	-4.1%	1.5%	-6.8%	-4.1%	1.5%	-6.8%
Sarasota	FL	560	4.7%	5.8%	288	2.7%	-10.9%	-11.1%	-10.8%	-10.9%	-11.1%	-10.8%
Other		2,827	23.6%	21.9%	2,782	25.7%	-10.4%	8.9%	-19.1%	-10.4%	8.9%	-19.1%
Total		11,972	100.0%	100.0%	10,819	100.0%	-3.3%	6.5%	-8.2%	-3.3%	6.5%	-8.2%

OPERATIONAL STATISTICS

	1Q02	2Q02	3Q02	4Q02	FYE ‘02	1Q03	2Q03	3Q03	4Q03	YTD ‘03
Apartment Homes
Same-Property *(1)	10,819	10,819	10,819	10,819	10,819	10,819				10,819
Total Division	13,604	12,044	12,148	12,148	12,486	11,972				11,972

Physical Occupancy
Same-Property *(1)	91.7%	92.8%	90.7%	88.2%		93.3%
Total Division *(2)	91.7%	92.7%	90.8%	88.2%		92.8%

Economic Occupancy *(3)
Same-Property *(1)	83.1%	82.6%	80.0%	78.8%		80.0%
Total Division *(2)	81.2%	81.2%	79.1%	77.8%		79.1%

PHYSICAL OCCUPANCY	ECONOMIC OCCUPANCY

Scheduled Base Rent per Unit
Same-Property *(1)	$760	$765	$769	$770		$771
change	1.9%	2.3%	2.0%	1.8%		1.5%
Total Division *(2)	$758	$781	$785	$785		$799
change	5.7%	6.4%	4.9%	4.4%		5.4%

Scheduled Base Rent per SF
Same-Property *(1)	$0.71	$0.71	$0.71	$0.71		$0.72
change	1.4%	2.9%	1.4%	1.4%		1.4%
Total Division *(2)	$0.72	$0.72	$0.73	$0.73		$0.74
change	4.3%	2.9%	2.8%	2.8%		2.5%

Capital Expenditures ($in 000s)
Regular Maintenance	$1,218	$1,792	$1,781	$1,144	$5,935	$1,088	$1,088
Revenue - Enhancing	17	14	65	500	596	51	51
Admin - Division	27	54	18	2	101	6	6
Total	$1,262	$1,860	$1,864	$1,646	$6,632	$1,145	$1,145

Capital Expenditures per Unit
Regular Maintenance	$90	$149	$147	$94	$475	$91	$91
Revenue - Enhancing	1	1	5	41	48	4	4
Total	$91	$150	$152	$135	$523	$95	$96

BASE RENT PER UNIT	CAPEX PER UNIT

Notes:

(1)            The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(2)            Total division statistics exclude properties in lease-up.

(3)            [Sched base rents less vacancy loss, all concessions (including but not limited to: renewals, move-ins, models, employee units), and bad debts] /sched base rents.

Colonial Properties Trust

Portfolio Occupancy - Multifamily

		Avg	Total		%	CLP Wtd		For Period Ending
Property	Location	Age	Units	SF (000s)	Own	Units	SF (000s)	1Q02	2Q02	3Q02	4Q02	1Q03
ALABAMA
CG at Galleria	Birmingham		1,080	1,195.2		1,080	1,195.2	89.4%	93.5%	94.5%	90.8%	99.0%
CG at Galleria Woods	Birmingham		244	260.7		244	260.7	92.6%	95.9%	97.1%	95.5%	97.1%
CG at Liberty Park	Birmingham		300	338.7		300	338.7	90.7%	94.7%	95.7%	93.3%	96.3%
CG at Mountain Brook	Birmingham		392	392.7	15%	59	58.9	87.5%	90.1%	97.7%	94.9%	96.0%
CG at Riverchase	Birmingham		468	745.8		468	745.8	92.1%	88.5%	81.4%	87.9%	97.8%
CV at Cahaba Heights	Birmingham		125	131.2	15%	19	19.7	92.8%	95.2%	96.8%	96.8%	96.0%
CV at Inverness	Birmingham		586	551.6		586	551.6	91.0%	95.7%	93.7%	93.5%	98.5%
CV at Rocky Ridge	Birmingham		226	258.9	15%	34	38.8	91.6%	96.9%	94.7%	94.2%	95.1%
CV at Trussville	Birmingham		376	410.3		376	410.3	94.2%	90.2%	94.7%	92.0%	98.7%
	Total - 9	12.3	3,797	4,285.2		3,165	3,619.8	91.0%	93.0%	92.8%	91.8%	98.2%

CG at Edgewater	Huntsville		500	541.7		500	541.7	93.8%	93.0%	94.4%	90.7%	95.9%
CG at Madison	Huntsville		336	354.6		336	354.6	95.0%	98.2%	96.7%	90.5%	96.1%
CV at Research Park	Huntsville		736	809.3		736	809.3	94.0%	92.3%	90.2%	86.9%	94.9%
	Total - 3	11.0	1,572	1,705.6		1,572	1,705.6	94.2%	93.8%	92.9%	88.9%	95.5%

CG at Inverness Lakes	Mobile		312	329.9	15%	47	49.5	90.4%	96.5%	97.8%	91.3%	94.1%
CV at Inverness Lakes	Mobile		186	176.5	15%	28	26.5	92.5%	89.3%	91.4%	91.4%	94.2%
CV at Ashford Place	Mobile		168	139.1		168	139.1	92.9%	94.6%	90.5%	83.3%	94.6%
CV at Huntleigh Woods	Mobile		233	199.1		233	199.1	91.9%	90.1%	92.7%	91.0%	89.3%
	Total - 4	20.1	899	844.6		476	414.1	92.1%	92.3%	92.3%	88.3%	91.9%

CG at Promenade	Montgomery		384	424.4		384	424.4	87.0%	77.1%	83.1%	88.5%	90.4%
CV at Hillwood	Montgomery		160	150.9	15%	24	22.6	95.6%	94.4%	86.3%	83.8%	96.9%
	Total - 2	3.7	544	575.3		408	447.0	87.5%	78.1%	83.3%	88.2%	90.8%

TOTAL ALABAMA	18	11.9	6,812	7,410.7		5,621	6,186.6	91.7%	92.1%	92.1%	90.4%	96.3%

FLORIDA
CG at Cypress Crossing	Orlando		250	314.6		250	314.6	92.0%	95.2%	93.6%	91.2%	97.3%
CG at Heather Glen	Orlando		448	524.1		448	524.1	88.4%	90.6%	94.2%	90.7%	98.0%
CG at Heathrow	Orlando		312	370.0		312	370.0	88.1%	94.2%	94.2%	89.7%	94.5%
CG at Hunter’s Creek	Orlando		496	624.5		496	624.5	91.7%	92.3%	93.5%	86.7%	94.4%
CG at TownPark	Orlando		456	584.7		456	584.7	LU	LU	LU	LU	94.1%
CV at Lake Mary	Orlando		504	431.4		504	431.4	91.5%	98.6%	89.1%	84.4%	92.4%
	Total - 6	5.4	2,466	2,849.2		2,466	2,849.2	90.4%	94.2%	92.7%	88.0%	94.9%

CG at Lakewood Ranch	Sarasota		288	301.7		288	301.7	93.8%	84.7%	86.5%	86.4%	84.4%
CV at TownPark	Sarasota		272	316.4		272	316.4	LU	LU	LU	LU	71.7%
	Total - 2	2.8	560	618.0		560	618.0	93.8%	84.7%	86.5%	86.4%	78.2%

CG at Riverhills	Tampa		776	690.3	15%	116	103.5	91.4%	90.5%	91.5%	91.0%	88.9%
	Total - 1	11.8	776	690.3		116	103.5	91.4%	90.5%	91.5%	91.0%	88.9%

CG at Gainesville	Gainesville		560	488.6		560	488.6	95.4%	95.2%	70.2%	72.5%	74.1%
CG at Ponte Vedra	Jacksonville		240	211.6	15%	36	31.7	93.8%	92.5%	97.1%	91.9%	98.4%
	Total - 2	10.1	800	700.3		596	520.4	95.3%	95.0%	71.8%	73.7%	75.6%

TOTAL FLORIDA	11	6.0	4,602	4,857.8		3,738	4,091.2	91.7%	93.3%	87.9%	85.2%	89.1%

GEORGIA
CG at Barrington	Macon		176	191.9	15%	26	28.8	87.5%	89.2%	85.2%	79.5%	85.2%
CG at Wesleyan	Macon		328	382.9		328	382.9	92.1%	86.0%	85.1%	79.3%	82.0%
	Total - 2	4.0	504	574.9		354	411.7	91.8%	86.2%	85.1%	79.3%	82.2%
CV at Timothy Woods	Athens		204	211.4		204	211.4	93.6%	95.1%	97.5%	94.1%	98.0%
CV at Walton Way	Augusta		256	254.3		256	254.3	88.7%	97.7%	96.1%	92.2%	99.2%
CV at Vernon Marsh	Savannah		178	151.2		178	151.2	93.8%	92.7%	92.7%	89.3%	88.8%
CV at Stockbridge	Stockbridge		240	253.2	15%	36	38.0	82.5%	82.1%	87.5%	75.8%	85.8%
	Total - 4	16.4	878	870.1		674	654.9	91.2%	94.7%	95.2%	91.1%	95.4%
TOTAL GEORGIA	6	12.1	1,382	1,445.0		1,028	1,066.7	91.4%	91.8%	91.7%	87.1%	90.8%

MISSISSIPPI
CG at The Reservoir	Jackson		170	195.6		170	195.6	98.2%	98.8%	97.1%	95.9%	100.0%
CV at Natchez Trace	Jackson		328	342.8		328	342.8	99.0%	97.3%	95.7%	96.9%	95.7%
TOTAL MISSISSIPPI	2	5.4	498	538.4		498	538.4	98.7%	97.8%	96.2%	96.6%	97.2%

SOUTH CAROLINA
CV at Ashley Plantation	Bluffton		414	425.1		414	425.1	80.2%	86.2%	82.9%	78.7%	77.1%
CV at Caledon Wood	Greenville		350	348.3		350	348.3	92.6%	96.9%	91.4%	84.3%	89.0%
TOTAL SOUTH CAROLINA	2	5.1	764	773.4		764	773.4	85.9%	91.1%	86.8%	81.3%	82.6%

TEXAS
CV at Haverhill	San Antonio		322	326.9		322	326.9	93.2%	97.2%	93.8%	86.5%	96.9%
TOTAL TEXAS	1	5.8	322	326.9		322	326.9	93.2%	97.2%	93.8%	86.5%	96.9%

TOTAL CURRENT PORTFOLIO-	40	9.2	14,380	15,352.2		11,972	12,983.1	91.7%	92.7%	90.8%	88.2%	92.8%

SUMMARY - CURRENT PORTFOLIO ONLY

Colonial Grands	21	8,516	9,464.2	6,904	7,920.2	91.5%	91.7%	90.1%	88.1%	93.2%
Colonial Villages	19	5,864	5,888.0	5,068	5,062.9	91.8%	94.0%	91.8%	88.4%	92.2%
TOTAL	40	14,380	15,352.2	11,972	12,983.1	91.7%	92.7%	90.8%	88.2%	92.8%

Other Info
Same-Property Portfolio *	28	10,819	11,664.0	10,819	11,664.0	91.7%	92.8%	90.7%	88.2%	93.3%
Partially-Owned Props	10	2,833	2,787.2	425	418.1	90.3%	91.3%	93.0%	89.8%	92.4%

* Same-property portfolio is adjusted historically to reflect the current same-property portfolio

		Avg Age	Total		%	CLP Wtd		For Period Ending
Property	Location		Units	SF (000s)	Own	Units	SF (000s)	1Q02	2Q02	3Q02	4Q02	1Q03
SOLD - LAST 5 QTRS

CG at Citrus Park	Tampa		176	200.3		176	200.3	91.5%	95.5%	89.8%	82.4%
CV at Monte D’Oro	Birmingham, AL		200	295.8		200	295.8	93.0%
CV at Hillcrest	Mobile, AL		104	114.4		104	114.4	95.2%
CV at McGehee	Montgomery, AL		468	404.2		468	404.2	85.3%
Ski Lodge - Tuscaloosa	Tuscaloosa, AL		304	273.1		304	273.1	94.4%
CG at Palma Sola	Bradenton, FL		340	291.8		340	291.8
CG at Carrollwood	Tampa, FL		24	286.1		24	286.1	95.9%
CV at Cordova	Pensacola, FL		152	116.4		152	116.4	95.4%
CV at Oakleigh	Pensacola, FL		176	185.7		176	185.7	97.7%
TOTAL SOLD	9		1,944	2,167.7		1,944	2,167.7	91.8%	95.5%	89.8%	82.4%	0.0

TOTAL AT END OF HISTORICAL PERIOD			16,324	17,520.0		13,916	15,150.8	91.7%	92.8%	90.8%	88.1%	91.4%

THIRD-PARTY MANAGED PROPERTIES

Patio Apartments	Auburn, AL	240	179.0	0%
CV at Monte D’Oro	Birmingham, AL	200	295.8	0%
CV at Hillcrest	Mobile, AL	104	114.4	0%
Colony Park	Mobile, AL	201	129.6	0%
CV at McGehee	Montgomery, AL	468	404.2	0%
Ski Lodge - Tuscaloosa	Tuscaloosa, AL	304	273.1	0%
CG at Palma Sola	Bradenton, FL	340	291.8	0%
CG at Bayshore	Bradenton, FL	376	368.9	0%
Hawthorn Groves	Orlando, FL	328	344.4	0%
CV at Cordova	Pensacola, FL	152	116.4	0%
CV at Oakleigh	Pensacola, FL	176	185.7	0%
CG at Carrollwood	Tampa, FL	244	286.1	0%
Pinn Homes Rocky Ridge	Douglasville, GA	300	—	0%
CV at White Bluff	Savannah, GA	120	108.3	0%
CV at North Ingle	Macon, GA	140	133.3	0%
CG at Spring Creek	Macon, GA	296	328.0	0%
CG at Arringdon	Raleigh, NC	320	336.0	0%
Pinn Homes Coursey Place	Baton Rouge, LA	352	—	0%
Harbour View	Chattanooga, TN	308	323.4	0%
		4,969	4,218.4

Notes:

CG = Colonial Grand Apartments, Class A

CV = Colonial Village Apartments, Class B

LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.

S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.

The “Location” subtotals and the “Summary Data” are weighted for the percentage of ownership for partially-owned properties.

Colonial Properties Trust

Portfolio Financial Summary - Office

NET OPERATING INCOME *(1)

($ in 000s)	1Q02	2Q02	3Q02	4Q02	FYE ‘02	1Q03	2Q03	3Q03	4Q03	YTD ‘03
Same-Property Portfolio *(2)
Revenues *(3)	13,629	13,612	13,970	13,547	54,758	13,006				13,006
Expenses	3,844	3,945	3,665	3,784	15,239	3,804				3,804
Net Operating Income	9,785	9,667	10,305	9,763	39,520	9,202				9,202
NOI Margin	71.8%	71.0%	73.8%	72.1%	72.2%	70.7%				70.7%

growth *(4,5)	0.8%	-6.1%	2.3%	-3.4%	-1.7%	-6.0%				-6.0%
growth w/o buyouts *(6)						-3.8%				-3.8%

Total Portfolio
Revenues *(3)	14,995	17,119	21,543	23,380	77,037	22,669				22,669
Expenses	4,488	5,190	5,707	6,722	22,107	6,786				6,786
Net Operating Income	10,507	11,929	15,836	16,658	54,930	15,884				15,884
NOI Margin	70.1%	69.7%	73.5%	71.2%	71.3%	70.1%				70.1%

growth *(5)	6.9%	13.7%	50.0%	58.4%	32.7%	51.2%				51.2%

Notes:

(1) Includes both consolidated and % of partially-owned subsidiary properties.

(2) The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(3) Straight-line rents are included.

(4) The 2002 same-property growth reflects performance of the 2002 same-property portfolio.

(5) 2002 Actuals have been restated to include the effects of straight-line rents for comparative purposes.

(6) Same-store growth removing the effects of lease-buyouts from both periods.

SAME-PROPERTY RESULTS	DIVISION RESULTS

SUMMARY BY MARKET

		Total Division			Same-Property		Increase/(Decrease) from Prior Year Period
		# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
		SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta	GA	887	17.1%	18.7%	724	23.1%	-11.9%	-5.4%	-14.1%	-11.9%	-5.4%	-14.0%
Birmingham	AL	1,414	27.2%	27.7%	993	31.6%	4.1%	1.3%	5.2%	4.1%	1.3%	5.2%
Huntsville	AL	866	16.7%	15.9%	866	27.6%	-4.1%	-0.8%	-5.3%	-4.1%	-0.8%	-5.3%
Montgomery	AL	264	5.1%	3.5%	264	8.4%	-7.5%	-1.8%	-10.6%	-7.5%	-1.8%	-10.6%
Orlando	FL	1,468	28.3%	30.0%	—	0.0%
Tampa	FL	292	5.6%	4.2%	292	9.3%	-7.8%	2.8%	-13.9%	-7.8%	2.8%	-13.9%
Total		5,192	100.0%	100.0%	3,139	100.0%	-4.6%	-1.0%	-6.0%	-4.6%	-1.0%	-5.9%

OPERATIONAL STATISTICS

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03
Square Feet (in 000s)
Same-Property *(1)	3,142	3,143	3,140	3,139	3,141	3,139				3,139
Total Division	3,685	4,293	5,185	5,185	4,587	5,192				5,192

Physical Occupancy
Same-Property *(1)	92.4%	92.6%	91.7%	91.1%		92.6%
Total Division *(2)	91.5%	90.9%	91.2%	91.0%		91.2%

Base Rent per SF - Straight Line
Same-Property *(1)	$17.95	$18.12	$17.70	$18.91		$17.55
change	2.9%	4.4%	2.5%	8.2%		-2.2%
Total Division *(2)	$18.03	$18.10	$18.40	$19.43		$18.70
change	1.7%	3.1%	6.7%	11.7%		3.7%

Base Rent per SF - Cash
Same-Property *(1)	$17.99	$18.03	$17.68	$18.95		$17.23
change	3.9%	2.8%	2.6%	7.0%		-4.2%
Total Division *(2)	$17.94	$18.34	$18.51	$19.05		$18.11
change	2.6%	3.1%	7.1%	6.1%		0.9%

Capital Expenditures ($in 000s)
Regular Maintenance	$451	$324	$299	$268	$1,343	524				$524
Revenue- Enhancing	—	—	—	—	—	—				—
Tenant Improvements	1,036	1,854	2,182	2,278	7,350	3,220				3,220
Leasing Commissions	438	423	250	803	1,914	505				505
Admin - Division	9	5	1	29	44	70				70
Total	$1,934	$2,607	$2,732	$3,378	$10,650	$4,319				$4,319

Capital Expenditures per SF
Regular Maintenance	$0.12	$0.08	$0.06	$0.05	$0.29	$0.10				$0.10
Revenue- Enhancing	—	—	—	—	—	—				—
Tenant Improvements	0.28	0.43	0.42	0.44	1.60	0.62				0.62
Leasing Commissions	0.12	0.10	0.05	0.15	0.42	0.10				0.10
Total	$0.52	$0.61	$0.53	$0.65	$2.32	$0.83				$0.83

Notes:

(1) The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(2) Total division statistics exclude properties in lease-up.

PHYSICAL OCCUPANCY	BASE RENT PER SF

MAINTENANCE & REV-ENHANCING CAPEX PER SF	TI & LEASING COMMISSIONS PER SF

LEASING EXECUTION

(SF & $ in 000s, except per share data)	1Q02	2Q02	3Q02	4Q02	FYE ‘02	1Q03	2Q03	3Q03	4Q03	YTD ‘03
Square Feet *(1)
Renewal	158.0	24.9	35.7	67.5	286.1	62.9				62.9
New	118.1	52.5	88.1	172.3	431.0	92.6				92.6
Development	251.8	13.6	9.1	2.8	277.3	17.7				17.7
Total	527.9	91.0	132.9	242.6	994.3	173.3				173.3

Annual Rent $- Straight Line *(2)
Renewal	2,457.4	453.5	623.3	1,014.0	4,548.2	1,041.5				1,041.5
New	1,757.0	960.4	1,273.4	2,893.3	6,884.0	1,434.2				1,434.2
Development	5,458.0	281.4	179.0	53.3	5,971.8	342.9				342.9
Total	9,672.5	1,695.3	2,075.7	3,960.6	17,404.1	2,818.6				2,818.6

Rental $/SF	$18.32	$18.64	$15.62	$16.32	$17.50	$16.27				$16.27

Annual Rent $- Cash *(3)
Renewal	2,378.4	439.7	598.4	890.7	4,307.2	1,005.5				1,005.5
New	1,700.2	801.0	1,193.3	2,651.2	6,345.7	1,240.2				1,240.2
Development	5,118.5	268.4	171.5	37.1	5,595.5	257.8				257.8
Total	9,197.2	1,509.1	1,963.1	3,579.0	16,248.4	2,503.5				2,503.5

Rental $/SF	$17.42	$16.59	$14.77	$14.75	$16.34	$14.45				$14.45

Concession $*(4)
Renewal	—	—	—	15.0	15.0	15.0				15.0
New	19.3	5.0	19.5	19.2	63.0	160.3				160.3
Development	35.0	10.4	5.1	5.1	55.5	14.8				14.8
Total	54.2	15.4	24.5	39.3	133.5	190.2				190.2

Concession $/SF	$0.10	$0.17	$0.18	$0.16	$0.13	$1.10				$1.10

TI Committed $
Renewal	676.9	180.2	282.1	26.1	1,165.4	319.8				319.8
New	1,674.0	685.7	973.2	3,387.8	6,720.7	1,306.4				1,306.4
Development	6,592.5	361.8	86.4	79.5	7,120.2	509.0				509.0
Total	8,943.5	1,227.7	1,341.6	3,493.4	15,006.3	2,135.2				2,135.2

TI Committed $/SF	$16.94	$13.50	$10.10	$14.40	$15.09	$12.32				$12.32

Leasing Commissions $
Renewal	156.2	47.0	121.7	34.8	359.6	90.7				90.7
New	382.0	161.5	152.4	801.4	1,497.3	284.3				284.3
Development	3,194.7	58.4	7.7	—	3,260.7	96.1				96.1
Total	3,732.9	266.8	281.8	836.2	5,117.7	471.1				471.1

Leasing Commission $/SF	$7.07	$2.93	$2.12	$3.45	$5.15	$2.72				$2.72

Notes:

(1) Square feet leased during the quarter; 2002 restated within the quarters for comparison.

(2) Annualized Straight-Line Rent for square feet produced during the quarter.

(3) First full year rent for square feet produced during the quarter; 2002 restated from actual cash generated during that calendar year.

(4) 2002 restated to reflect concessions corresponding to the annualized rent reflected.

LEASE EXPIRATION SCHEDULE

		% of Leased		% of	LEASE EXPIRATIONS - NEXT 5 YEARS
(SF & $ in 000s)	SF	SF	Rent	Total
2003	302	7%	$5,034	6%
2004	540	12%	8,802	11%
2005	912	20%	14,390	18%
2006	737	16%	12,901	16%
2007	901	20%	16,944	21%
2008 +	1,209	26%	22,721	28%
Total Leased SF	4,601		$80,792

TENANT CONCENTRATION

(SF in 000s)		SF	% of Total Company Revenue
1	Veritas Software	247.1	1.5%
2	FISERV Solutions	244.6	1.4%
3	United HealthCare	156.5	0.9%
4	HealthPlan Services	145.2	0.8%
5	Witness Systems	96.5	0.8%
6	Ace Insurance	86.3	0.6%
7	London Bridge	71.4	0.5%
8	AmSouth Bank	62.3	0.5%
9	Compdent Corp	58.8	0.4%
10	HTE Inc.	87.1	0.4%

COLONIAL PROPERTIES TRUST

Portfolio Occupancy - Office

		Total	%	CLP Wtd	For Period Ending
Property	Location	SF - 000s	Own	SF - 000s	1Q02	2Q02	3Q02	4Q02	1Q03	S-P
ALABAMA
Colonal Center at Colonnade	Birmingham	421.1		421.1		90.7%	92.7%	91.9%	92.1%
Colonial Plaza	Birmingham	170.4	170.4		100.0%	100.0%	100.0%	100.0%	100.0%	S
Emmett R. Johnson Bldg	Birmingham	164.3		164.3	75.4%	77.0%	77.1%	78.7%	87.5%	S
Independence Plaza	Birmingham	105.7		105.7	95.8%	91.7%	94.8%	98.9%	97.6%	S
International Park	Birmingham	238.7		238.7	96.9%	98.3%	98.8%	97.8%	96.9%	S
Land Title Building	Birmingham	30.0	33%	10.0	100.0%	100.0%	100.0%	100.0%	100.0%	S
Riverchase Center	Birmingham	303.8		303.8	88.4%	88.3%	87.4%	84.3%	83.7%	S
	Total - 7	1,434.0		1,414.0	91.2%	91.1%	91.9%	91.3%	92.0%

AmSouth Center	Huntsville	153.9		153.9	97.5%	93.5%	99.0%	99.6%	98.3%	S
Colonial Center at Research Park	Huntsville	133.5		133.5	100.0%	100.0%	94.8%	94.8%	93.3%	S
Colonial Center Lakeside	Huntsville	121.5		121.5	100.0%	100.0%	92.9%	92.9%	100.0%	S
Perimeter Corporate Park	Huntsville	234.4		234.4	95.0%	91.8%	94.2%	84.4%	92.9%	S
Progress Center	Huntsville	222.8		222.8	84.4%	94.8%	88.5%	92.9%	96.9%	S
	Total - 5	866.1		866.1	94.2%	95.3%	93.5%	92.1%	95.9%

250 Commerce Center	Montgomery	37.3		37.3	100.0%	100.0%	100.0%	100.0%	100.0%	S
Interstate Park	Montgomery	226.9		226.9	91.9%	89.7%	83.0%	84.5%	83.9%	S
	Total - 2	264.2		264.2	93.1%	91.2%	85.4%	86.7%	86.2%

TOTAL ALABAMA	14	2,564.3		2,544.3	92.6%	92.6%	91.7%	91.1%	92.7%

FLORIDA
Colonial Center 100 at TownPark	Orlando	153.6		153.6	LU	LU	91.3%	94.9%	94.9%
Colonial Center 200 at TownPark	Orlando	155.2		155.2		LU	LU	LU	LU
Colonial Center 600 at TownPark	Orlando	199.6		199.6			LU	LU	LU
Colonial Center Heathrow	Orlando	804.1		804.1			95.4%	95.4%	96.1%
901 Maitland	Orlando	155.7		155.7	86.2%	88.1%	88.1%	88.1%	84.4%
	Total - 5	1,468.1		1,468.1	86.2%	88.1%	93.8%	94.3%	94.3%

Concourse Center	Tampa	292.1		292.1	94.8%	95.2%	94.6%	94.6%	96.8%	S
	Total - 1	292.1		292.1	94.8%	95.2%	94.6%	94.6%	96.8%

TOTAL FLORIDA	6	1,760.2		1,760.2	91.8%	92.7%	94.0%	94.4%	94.8%

GEORGIA
Colonial Center Mansell Overlook	Atlanta		698.7	698.7	87.8%	83.6%	83.5%	83.9%	82.8%	S
Colonial Center 500 at Mansell Overlook	Atlanta	163.2		163.2	LU	LU	LU	LU	72.3%
Village at Roswell Summit	Atlanta	25.5		25.5	95.1%	95.1%	95.1%	95.1%	95.1%	S
	Total - 3	887.3		887.3	88.1%	84.0%	83.9%	84.3%	81.2%

TOTAL GEORGIA	3	887.3		887.3	88.1%	84.0%	83.9%	84.3%	81.2%

TOTAL CURRENT PORTFOLIO	23	5,211.8		5,191.8	91.5%	90.9%	91.2%	91.0%	91.2%

SUMMARY - CURRENT PORTFOLIO ONLY
Suburban Office	19	4,820.2		4,820.2	90.6%	90.2%	90.5%	90.2%	90.6%
Central Business District	4	391.6		371.6	99.0%	97.3%	99.6%	99.8%	99.3%
TOTAL	23	5,211.8		5,191.8	91.5%	90.9%	91.2%	91.0%	91.2%

Other Info
Same-Property Portfolio	16	3,159.4		3,139.4	92.4%	92.6%	91.7%	91.1%	92.6%
Partially-Owned Props	1	30.0		10.0	100.0%	100.0%	100.0%	100.0%	100.0%

		Total	%	CLP Wtd	For Period Ending
Property	Location	SF - 000s	Own	SF - 000s	1Q02	2Q02	3Q02	4Q02	1Q03	S-P
SOLD - LAST 5 QTRS

University Park	Orlando, FL	72.5		72.5	78.7%	78.7%

TOTAL SOLD	1	72.5		72.5	78.7%	78.7%

TOTAL AT END OF HISTORICAL PERIOD		5,284.3		5,264.3	91.2%	90.7%	91.2%	91.0%	91.2%

THIRD-PARTY MANAGED PROPERTIES

International Park 2000	Birmingham, AL	129.5	0%
Grand Twin	Birmingham, AL	90.2	0%
Oxmoor Tower	Birmingham, AL	86.8	0%
Colonial Bank Bldg	Montgomery, AL	23.2	0%
Colonial Financial Center	Montgomery, AL	114.9	0%
Interstate Park 700 & 800	Montgomery, AL	43.4	0%
One Court Square	Montgomery, AL	129.7	0%
Palmer Properties	Montgomery, AL	28.1	0%
HIBC Bldg 550	Orlando, FL	125.9	0%
HIBC Bldg 600	Orlando, FL	125.2	0%
		896.7

Notes:

LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.

S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.

The “Location” subtotals and the “Summary Data” are weighted for the percentage of ownership for partially-owned properties.

COLONIAL PROPERTIES TRUST

Portfolio Financial Summary - Retail

NET OPERATING INCOME *(1)
($ in 000s)	1Q02	2Q02	3Q02	4Q02	FYE ‘02	1Q03	2Q03	3Q03	4Q03	YTD ‘03
Same-Property Portfolio *(2)
Revenues *(3)	35,783	36,441	35,540	39,921	147,685	36,336				36,336
Expenses	10,416	10,745	10,770	10,597	42,528	10,398				10,398
Net Operating Income	25,367	25,696	24,770	29,325	105,157	25,938				25,938
NOI Margin	70.9%	70.5%	69.7%	73.5%	71.2%	71.4%				71.4%

growth *(4,5)	5.1%	-0.5%	-5.0%	-1.3%	-0.5%	2.3%				2.3%
growth w/o buyouts *(6)						0.4%				0.4%

Total Portfolio
Revenues *(3)	37,463	38,207	37,541	43,144	156,355	38,836				38,836
Expenses	11,395	11,798	11,769	12,072	47,033	11,623				11,623
Net Operating Income	26,068	26,409	25,772	31,072	109,322	27,213				27,213
NOI Margin	69.6%	69.1%	68.7%	72.0%	69.9%	70.1%				70.1%

growth *(5)	4.7%	2.2%	0.1%	5.4%	3.1%	4.4%				4.4%

Notes:

(1) Includes both consolidated and % of partially-owned subsidiary properties

(2) The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(3) Straight-line rents are included.

(4) The 2002 same-property growth reflects performance of the 2002 same-property portfolio.

(5) 2002 Actuals have been restated to include the effects of straight-line rents for comparative purposes.

(6) Same-store growth removing the effects of lease-buyouts from both periods.

SAME-PROPERTY RESULTS	DIVISION RESULTS

SUMMARY BY PROPERTY TYPE	Total Division			Same-Property		Increase/(Decrease) from Prior Year Period
	# of Wtd	% of WTD	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
	SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Malls	7,441	64.5%	69.2%	7,315	65.0%	3.3%	—0.5%	5.2%	3.3%	—0.5%	5.2%
Shopping Centers	4,100	35.5%	30.8%	3,943	35.0%	—3.1%	1.4%	—4.1%	—3.1%	1.4%	—4.1%
Total	11,541	100.0%	100.0%	11,259	100.0%	1.5%	—0.2%	2.3%	1.5%	—0.2%	2.3%

OPERATIONAL STATISTICS
Square Feet (in 000s)	1Q02	2Q02	3Q02	4Q02	FYE ‘02	1Q03	2Q03	3Q03	4Q03	YTD ‘03
Same-Property -% Owned *(1)	11,259	11,259	11,259	11,259		11,259				11,259
Total Division -% Owned	11,996	11,996	11,996	11,801		11,541				11,541
Gross Leasable Area	12,451	12,563	12,642	12,596	12,563	12,282

Physical Occupancy
Same-Property *(1)	89.9%	88.9%	88.5%	89.3%		89.1%
Total Division *(2)	89.9%	88.6%	88.3%	89.2%		88.7%

Regional Malls	89.6%	89.4%	88.8%	90.0%		89.7%
Shopping Centers	90.5%	87.4%	87.5%	87.7%		86.8%

PHYSICAL OCCUPANCY: SAME-PROP & TOTAL	PHYSICAL OCCUPANCY: MALLS & CENTERS

MALLS

Base Rent per SF - Straight Line *(3)
Same-Property *(1)	$21.94	$22.09	$22.24	$22.39	$22.45
change	5.6%	5.3%	3.1%	2.1%	2.3%
Total Division *(2)	$21.94	$22.09	$22.24	$22.39	$22.45
change	5.6%	5.3%	3.1%	2.1%	2.3%

Base Rent per SF - Cash *(3)
Same-Property *(1)	$22.27	$22.41	$22.60	$22.62	$22.67
change	3.7%	3.4%	3.5%	2.6%	1.8%
Total Division *(2)	$22.27	$22.41	$22.60	$22.62	$22.67
change	3.7%	3.4%	3.5%	2.6%	1.8%

SHOPPING CENTERS
Base Rent per SF - Straight Line *(3)
Same-Property *(1)	$12.46	$12.68	$12.89	$13.00	$12.95
change	3.7%	5.0%	6.1%	5.3%	3.9%
Total Division *(2)	$12.72	$12.62	$13.10	$13.32	$13.25
change	3.4%	2.0%	5.5%	5.9%	4.2%

Base Rent per SF - Cash *(3)
Same-Property *(1)	$12.85	$12.98	$13.15	$13.28	$13.16
change	2.3%	3.2%	4.8%	3.9%	2.4%
Total Division *(2)	$13.05	$13.22	$13.57	$13.74	$13.59
change	2.2%	3.3%	6.2%	5.9%	4.1%

BASE RENT PER SF: MALLS	BASE RENT PER SF: CENTERS

Notes:

(1) The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(2) Total division statistics exclude properties in lease-up.

(3) Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants.

TENANT PERFORMANCE

	1Q02	2Q02	3Q02	4Q02	FYE ‘02	1Q03	2Q03	3Q03	4Q03	YTD ‘03
MALLS
Occupancy Costs *(1)	11.7%	11.8%	11.8%	11.9%		11.9%

Gross Sales per SF *(2)
Same-Property *(3)	$271.13	$270.67	$268.71	$267.41		$268.28
change	-3.2%	-3.5%	-3.8%	-2.9%		-1.1%
Total Division *(4)	$271.13	$270.67	$268.71	$267.41		$268.28
change	-3.2%	-3.5%	-3.8%	-2.9%		-1.1%

OCCUPANCY COSTS AS % OF SALES- MALLS	GROSS SALES PER SF - MALLS

SHOPPING CENTERS
Occupancy Costs *(1)	9.9%	9.6%	9.5%	10.0%	9.9%

Gross Sales per SF *(2)
Same-Property *(3)	$207.63	$207.28	$209.03	$207.59	$212.62
change	-5.6%	-3.4%	-2.1%	-2.5%	2.4%
Total Division *(4)	$216.89	$216.73	$220.49	$217.82	$227.38
change	-5.5%	-3.0%	-2.0%	-2.6%	4.8%

OCCUPANCY COSTS AS % OF SALES- SHOPPING CENTERS	GROSS SALES PER SF - SHOPPING CENTERS

Notes:

(1) 2002 restated to include all reporting tenants less than 10,000 square feet.

(2) 2002 restated to include all reporting tenants less than 10,000 square feet for malls and all reporting tenants for shopping centers.

(3) The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(4) Total division statistics exclude properties in lease-up.

COLONIAL PROPERTIES TRUST

Portfolio Financial Summary - Retail

CAPEX SUMMARY

	1Q02	2Q02	3Q02	4Q02	FYE ‘02	1Q03	2Q03	3Q03	4Q03	YTD ‘03
Capital Expenditures ($ in 000s)
Regular Maintenance	$431	$748	$658	$1,149	$2,986	$1,028				$1,028
Revenue- Enhancing	237	1,175	134	318	1,864	334				334
Tenant Improvements	752	810	1,810	4,996	8,368	1,545				1,545
Leasing Commissions	302	587	277	449	1,615	255				255
Admin - Division	5	8	10	83	106	18				18
Total	$1,727	$3,328	$2,889	$6,995	$14,939	$3,180				$3,162

Capital Expenditures per SF
Regular Maintenance	$0.03	$0.06	$0.05	$0.09	$0.24	$0.09				$0.09
Revenue- Enhancing	0.02	0.09	0.01	0.03	0.15	0.03				0.03
Tenant Improvements	0.06	0.06	0.14	0.40	0.67	0.13				0.13
Leasing Commissions	0.02	0.05	0.02	0.04	0.13	0.02				0.02
Total	$0.14	$0.26	$0.23	$0.56	$1.19	$0.28				$0.27

MAINTENANCE & REV-ENHANCING CAPEX PER SF	TI & LEASING COMMISSIONS PER SF

LEASE EXPIRATION SCHEDULE

(SF & $ in 000s)

	% of Leased			% of
	SF	SF	Rent	Total
2003	848	6%	$9,515	9%
2004	1,558	12%	11,615	11%
2005	830	6%	12,187	12%
2006	1,589	12%	12,538	12%
2007	1,589	12%	12,757	12%
2008+	6,730	51%	46,510	44%
Total Leased SF	13,144		105,122

LEASE EXPIRATIONS – NEXT 5 YEARS

TENANT CONCENTRATION

 (SF in 000s)

		SF	% of Total Company Revenue
1	The Limited, Inc.	334	1.7%
2	JC Penney Co., Inc.	1,363	1.2%
3	Saks Inc.	600	1.0%
4	Sears, Roebuck & Co.	1,253	0.6%
5	Belk, Inc.	942	0.5%
6	Venator Group	108	0.5%
7	Wal-Mart Stores, Inc.	523	0.5%
8	Shoe Show, Inc.	123	0.5%
9	Books-A-Million, Inc.	154	0.4%
10	Schottenstein Stores Corp.	59	0.4%

LEASING EXECUTION - TOTAL (MALLS & SHOPPING CENTERS)

(SF & $ in 000s)	1Q02	2Q02	3Q02	4Q02	FYE ‘02	1Q03	2Q03	3Q03	4Q03	YTD ‘03

Square Feet *(1)
Renewal *(2)	315	101	70	46	532	240				240
New	72	95	113	70	349	39				39
Development *(3)	9	32	16	6	63	108				108
Total	395	228	199	122	944	387				387

Annual Rent $ - Cash *(4)
Renewal	2,009	1,751	933	676	5,369	1,239				1,239
New	941	1,851	1,538	1,229	5,558	639				639
Development	176	531	266	6	978	777				777
Total	3,125	4,133	2,736	1,911	11,905	2,655				2,655

Rental $/SF	$9.49	$26.29	$21.51	$27.34	$17.42	$7.60				$7.60

TI Committed $
Renewal	21	4	1	—	26	—				—
New	683	1,440	3,863	403	6,389	990				990
Development	32	172	98	20	323	11,000				11,000
Total	736	1,616	3,962	424	6,738	11,990				11,990

TI Committed $/SF	$2.24	$10.28	$31.15	$6.06	$9.86	$34.32				$34.32

Leasing Commissions $
Renewal	105	57	50	54	266	55				55
New	106	249	405	279	1,039	105				105
Development	19	55	34	8	116	261				261
Total	230	361	488	341	1,420	421				421

Leasing Commission $/SF	$0.70	$2.30	$3.84	$4.87	$2.08	$1.20				$1.20

Notes:

(1) Square feet leased during the quarter; 2002 restated for comparison (previously: leasing executed that would occupy during that year).

(2) Includes one anchor - 164K sf.

(3) Includes one anchor - 98K sf.

(4) First full year rent for square feet produced during the quarter; 2002 restated from actual cash generated during that calendar year.

COLONIAL PROPERTIES TRUST

Portfolio Occupancy - Retail

						CLP Wtd Avg SF (000s)
		Total SF (000s)	Anchor Owned	CLP SF	% Own		For Period Ending
Property	Location						1Q02	2Q02	3Q02	4Q02	1Q03	S-P
ALABAMA
Colonial Brookwood Village	Birmingham	594.4	232.0	362.5	362.5	LU	LU	87.8%	89.6%	89.6%		S
Brookwood Village Ctr	Birmingham	88.2	—	88.2	88.2	100.0%	100.0%	100.0%	100.0%	98.3%		S
CP Hoover	Birmingham	380.6	215.8	164.8	10%	16.5			89.7%	98.1%	99.2%
CP Trussville	Birmingham	388.3	—	388.3		388.3	100.0%	99.3%	100.0%	100.0%	100.0%	S
CP Tutwiler Farm	Birmingham	514.1	—	514.1		514.1	100.0%	100.0%	100.0%	100.0%	99.8%	S
CS Inverness	Birmingham	28.2	—	28.2		28.2	91.5%	40.7%	49.2%	49.2%	49.2%	S
Shops at Colonnade	Birmingham	112.2	—	112.2		112.2		63.2%	59.9%	60.5%	60.5%
Old Springville Shopping Ctr	Birmingham	21.5	—	21.5		21.5	44.8%	33.4%	31.7%	16.5%	49.0%	S
	Total - 8	2,127.5	447.7	1,679.8		1,531.4	96.5%	91.4%	90.5%	91.1%	92.8%

CM Decatur	Huntsville	576.0	80.9	495.1		495.1	85.6%	89.7%	88.5%	86.9%	86.2%	S
CP Madison	Huntsville	110.7	—	110.7	25%	27.7	96.6%	96.6%	96.6%	100.0%	100.0%
Parkway Place	Huntsville	630.0	349.9	280.1	45%	126.0	LU	LU	LU	LU	70.2%
	Total - 3	1,316.7	430.8	885.9		648.8	86.7%	90.4%	89.3%	88.2%	83.7%

CP Montgomery	Montgomery	209.1	44.0	165.1		165.1	94.8%	95.5%	96.5%	96.8%	96.9%	S
CP Montgomery North	Montgomery	209.9	101.8	108.1		108.1	94.8%	95.5%	96.5%	96.8%	97.9%	S
CS Bellwood	Montgomery	88.5	—	88.5		88.5	98.4%	98.4%	94.5%	94.5%	89.6%	S
CS McGehee	Montgomery	98.4	—	98.4		98.4	81.2%	80.1%	80.1%	80.1%	81.8%	S
Old Town Shopping Ctr	Montgomery	38.8	—	38.8		38.8	81.2%	75.1%	63.6%	48.0%	42.9%	S
	Total - 5	644.7	145.8	498.8		498.8	91.7%	91.4%	90.4%	89.3%	88.6%	S

CM Bel Air	Mobile	1,334.4	334.0	1,000.4		1,000.4	96.0%	96.6%	97.7%	97.7%	97.5%	S
Bel Air Village	Mobile	85.9	—	85.9		85.9	27.9%	27.9%	27.9%	27.9%	27.9%	S
CM Auburn Opelika	Auburn	375.9	—	375.9		375.9	92.7%	93.6%	91.9%	92.4%	92.8%	S
CM Gadsden	Gadsden	532.6	—	532.6		532.6	99.2%	99.2%	98.9%	98.8%	99.5%	S
	Total - 4	2,328.8	334.0	1,994.8		1,994.8	93.3%	93.7%	93.9%	93.9%	94.2%	S

TOTAL ALABAMA	20	6,417.6	1,358.3	5,059.3		4,673.9	93.1%	92.3%	91.7%	91.8%	91.7%

FLORIDA
CP Hunter’s Creek	Orlando	222.1	—	222.1		222.1	98.6%	100.0%	100.0%	100.0%	99.1%	S
CP Univeristy Park I	Orlando	215.6	—	215.6		215.6	73.4%	88.7%	89.8%	94.1%	80.5%	S
CP Wekiva	Orlando	208.6	—	208.6		208.6	98.0%	98.0%	97.8%	97.2%	95.7%	S
CP Winter Haven	Orlando	197.5	—	197.5		197.5	91.1%	91.1%	89.3%	93.2%	93.9%	S
CS Bear Lake	Orlando	137.4	—	137.4		137.4	76.4%	75.5%	79.0%	97.7%	92.5%	S
Orlando Fashion Square	Orlando	1,072.4	361.4	711.0	50%	355.5	87.1%	90.7%	89.0%	90.2%	88.6%	S
	Total - 6	2,053.6	361.4	1,692.2		1,336.7	88.0%	91.6%	91.4%	94.8%	91.3%

CP Northdale	Tampa	230.9	55.0	175.9		175.9	98.6%	97.7%	98.6%	98.9%	94.1%	S
	Total - 1	230.9	55.0	175.9		175.9	98.6%	97.7%	98.6%	98.9%	94.1%

CP Burnt Store	Punta Gorda	198.8	—	198.8		198.8	91.0%	42.6%	42.6%	45.2%	45.2%	S
CP Lakewood	Jacksonville	195.1	—	195.1		195.1	94.6%	92.1%	93.3%	92.6%	92.1%	S
	Total - 2	393.9	—	393.9		393.9	92.8%	67.1%	67.7%	68.7%	68.4%

TOTAL FLORIDA	9	2,678.5	416.4	2,262.1		1,906.6	90.0%	87.1%	87.2%	89.7%	86.9%

						CLP Wtd Avg SF (000s)
		Total SF (000s)	Anchor Owned	CLP SF	% Own		For Period Ending
Property	Location						1Q02	2Q02	3Q02	4Q02	1Q03	S-P
GEORGIA
Britt David Shopping Ctr	Columbus	109.6	—	109.6		109.6	70.4%	69.3%	67.9%	67.6%	67.6%	S
CM Glynn Place	Brunswick	507.5	225.6	282.0		282.0	89.4%	56.9%	59.2%	63.4%	64.5%	S
CM Lakeshore	Gainesville	518.3	—	518.3		518.3	91.1%	92.7%	91.0%	91.1%	90.4%	S
CM Valdosta	Valdosta	398.8	73.7	325.1		325.1	92.3%	92.5%	93.2%	94.6%	93.3%	S
CP Beechwood	Athens	343.6	—	343.6		343.6	86.9%	85.8%	86.8%	76.8%	76.8%	S
CM Macon	Macon	1,419.4	682.2	737.2		737.2	84.8%	90.9%	90.5%	93.6%	93.4%	S
TOTAL GEORGIA	6	3,297.2	981.4	2,315.7		2,315.7	87.5%	85.6%	85.6%	85.8%	85.5%

NORTH CAROLINA
CM Burlington	Burlington	414.9	—	414.9		414.9	92.1%	94.8%	95.1%	96.9%	96.5%	S
CS Quaker Village	Greensboro	102.4	—	102.4		102.4	93.6%	92.1%	92.2%	93.6%	92.6%	S
CS Stanly	Locust	47.1	—	47.1		47.1	100.0%	100.0%	100.0%	97.3%	97.3%	S
CS Yadkinville	Yadkinville	90.9	—	90.9		90.9	100.0%	100.0%	100.0%	100.0%	100.0%	S
CM Mayberry	Mount Airy	206.9	57.8	149.0		149.0	94.4%	97.5%	97.5%	97.5%	97.5%	S
CM Greenville	Greenville	449.7	46.1	403.6		403.6	92.4%	96.4%	94.2%	95.2%	95.2%	S
TOTAL NORTH CAROLINA	6	1,311.8	103.9	1,207.9		1,207.9	93.5%	96.0%	95.4%	96.4%	96.2%

SOUTH CAROLINA
CM Myrtle Beach	Myrtle Beach	494.1	—	494.1		494.1	91.2%	77.8%	77.3%	76.9%	77.7%	S
TOTAL SOUTH CAROLINA	1	494.1	—	494.1		494.1	91.2%	77.8%	77.3%	76.9%	77.7%

TENNESSEE
Rivermont Shopping Ctr	Chattanooga	73.5	—	73.5		73.5	85.7%	85.7%	81.2%	81.2%	79.5%	S
TOTAL TENNESSEE	1	73.5	—	73.5		73.5	85.7%	85.7%	81.2%	81.2%	79.5%

TEXAS
CM Temple	Temple	555.2	109.0	446.2		446.2	78.8%	78.0%	73.4%	82.2%	82.9%	S
TOTAL TEXAS	1	555.2	109.0	446.2		446.2	78.8%	78.0%	73.4%	82.2%	82.9%

VIRGINIA
CM Staunton	Staunton	423.0	—	423.0		423.0	74.5%	78.9%	79.9%	79.1%	79.8%	S
TOTAL VIRGINIA	1	423.0	—	423.0		423.0	74.5%	78.9%	79.9%	79.1%	79.8%

TOTAL CURRENT PORTFOLIO- 45		15,251.0	2,969.1	12,281.9		11,541.0	89.9%	88.6%	88.3%	89.2%	88.7%

SUMMARY - CURRENT PORTFOLIO ONLY
Regional Malls	17	10,503.4	2,552.5	7,950.9		7,441.4	89.6%	89.4%	88.8%	90.0%	89.7%
Shopping Centers	28	4,747.6	416.6	4,331.0		4,099.6	90.5%	87.4%	87.5%	87.7%	86.8%
TOTAL	45	15,251.0	2,969.1	12,281.9		11,541.0	89.9%	88.6%	88.3%	89.2%	88.7%

Other Info
Same-Property Portfolio	41	14,017.5	2,403.4	11,614.1		11,258.6	89.9%	88.9%	88.5%	89.3%	89.1%
Partially-Owned Props	4	2,193.7	927.1	1,266.6		525.7	88.4%	91.5%	89.9%	93.3%	85.1%

						CLP Wtd Avg SF (000s)
		Total SF (000s)	Anchor Owned	CLP SF	% Own		For Period Ending
Property	Location						1Q02	2Q02	3Q02	4Q02	1Q03	S-P
SOLD - LAST 5 QTRS

CP Bardmoor	St. Petersburg	152.7		152.7		152.7	84.0%	85.2%	86.8%	87.9%	87.9%
CP University, Phase II	Orlando, FL	183.5		183.5		183.5	73.4%

TOTAL SOLD	2	336.1	—	336.1		336.1	82.9%	85.2%	86.8%	87.9%	87.9%

TOTAL AT END OF HISTORICAL PERIOD		15,587.1	2,969.1	12,618.0		11,877.1	89.8%	88.6%	88.3%	89.2%	88.0%

THIRD-PARTY MANAGED PROPERTIES

Hoover Commons	Birmingham, AL			196.8	0%
Calico Corner	Birmingham, AL			5.5	0%
Meadowbrook Place	Huntsville, AL			68.0	0%
Plaza Centre	Madison, AL			82.0	0%
				352.3

NOTES:

LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.

S = Current year same-property portfolio: property has been in service for a full calendar year at the same % of ownership.

The “Location” subtotals and the “Summary Data” are weighted for the percentage of ownership for partially-owned properties.

COLONIAL PROPERTIES TRUST

Market Demographics

Source: Woods & Poole Economics

		POPULATION			JOB GROWTH		HOUSEHOLD INCOME			UNEMPLOYMENT
			Proj’d Growth 1990-2003			Proj’d Growth 2003-2010			Proj’d Growth 2003-2010
		2003 (000s)		Growth 2003-2010	Growth 1990-2003		Mean 2003	Growth 1990-2003
										Feb, 2003
Auburn	AL	119.9	2.82%	1.32%	2.54%	1.27%	$48,381	2.68%	3.60%	3.7%
Birmingham	AL	946.2	0.95%	0.90%	1.98%	1.24%	$79,440	4.96%	4.14%	4.3%
Decatur	AL	149.7	1.02%	1.07%	1.63%	1.13%	$65,859	3.99%	3.67%	6.1%
Gadsden	AL	104.0	0.32%	0.41%	1.33%	0.96%	$56,634	4.00%	4.04%	5.9%
Huntsville	AL	358.9	1.69%	1.33%	1.78%	1.32%	$73,642	3.50%	3.98%	4.3%
Mobile	AL	559.7	1.31%	1.20%	2.76%	1.47%	$63,606	4.49%	4.01%	6.0%
Montgomery	AL	341.8	1.27%	1.03%	2.04%	1.33%	$70,629	3.84%	3.89%	4.7%
Gainesville	FL	223.5	1.72%	1.11%	2.49%	1.37%	$62,788	3.93%	3.81%	2.3%
Jacksonville	FL	1,169.5	2.15%	1.68%	2.72%	1.77%	$77,386	4.16%	3.77%	4.9%
Orlando	FL	1,785.7	3.38%	2.27%	4.25%	2.49%	$73,809	4.16%	4.04%	4.8%
Pensacola	FL	428.3	1.84%	1.47%	2.48%	1.47%	$62,973	3.77%	3.72%	4.3%
Sarasota-Bradenton	FL	638.9	2.27%	2.31%	4.28%	2.76%	$83,331	3.92%	4.58%	3.3%
Tampa-St. Petersburg	FL	2,518.0	1.63%	1.40%	3.29%	1.82%	$71,389	4.72%	4.04%	4.3%
Athens	GA	160.2	2.00%	1.46%	2.53%	1.43%	$62,016	4.14%	3.78%	2.7%
Atlanta	GA	4,427.1	3.73%	1.72%	3.88%	1.81%	$94,952	5.41%	3.94%	4.7%
Augusta	GA	491.4	1.35%	1.03%	1.11%	1.17%	$67,293	3.20%	3.88%	4.8%
Columbus	GA	276.6	0.45%	0.44%	1.55%	1.07%	$69,261	4.98%	4.09%	5.1%
Macon	GA	331.5	1.05%	0.71%	1.66%	1.14%	$70,164	4.23%	3.91%	3.8%
Savannah	GA	302.7	1.29%	0.93%	1.96%	1.12%	$75,433	4.61%	4.00%	3.5%
Jackson	MS	456.3	1.16%	1.15%	2.46%	1.61%	$75,870	5.42%	4.09%	4.2%
Greensboro	NC	1,300.7	1.79%	1.11%	1.78%	1.32%	$74,976	4.20%	3.81%	5.8%
Greenville	NC	140.0	2.19%	1.67%	2.71%	1.82%	$65,007	4.22%	3.85%	5.8%
Greenville	SC	1,002.8	1.56%	1.22%	2.13%	1.42%	$68,189	4.37%	3.89%	6.0%
Myrtle Beach	SC	212.0	3.54%	2.24%	4.41%	2.44%	$59,753	3.92%	4.12%	6.9%
Chattanooga	TN	477.0	0.94%	0.85%	2.09%	1.22%	$71,302	4.59%	4.03%	3.5%
San Antonio	TX	1,685.7	2.08%	1.64%	3.33%	2.02%	$77,175	5.16%	4.06%	5.2%
Temple	TX	323.3	2.02%	1.32%	2.88%	1.50%	$67,762	4.94%	3.65%	6%

Sunbelt States *		97,153.0	1.87%	0.68%	1.31%	1.56%	$61,151	1.50%	1.05%	5.4%
United States		287,635.4	1.28%	0.99%	1.85%	1.24%	$71,681	1.54%	0.97%	6.4%

Source:CACI		POPULATION			HOUSEHOLD INCOME	UNEMPLOYMENT
				Proj’d Growth 2002-2007
		2002 (000s)	Growth 1990-2000		Average 2002
						Feb, 2003
Punta Gorda	FL	14.9	3.6%	1.8%	$69,184	3.7%
Brunswick	GA	15.6	-0.5%	0.1%	$35,798
Gainesville	GA	27.1	3.7%	2.8%	$76,558
Valdosta	GA	44.2	0.6%	0.6%	$54,709
Burlington	NC	45.8	1.3%	1.0%	$57,803
Locust	NC	2.5	0.8%	0.8%	$54,601
Mount Airy	NC	8.6	0.5%	0.6%	$39,280
Yadkinville	NC	2.9	1.3%	1.5%	$49,177
Bluffton	SC	1.4	3.8%	3.1%	$50,046
Abingdon	VA	7.9	1.3%	1.0%	$57,027
Staunton	VA	23.4	-0.4%	-0.7%	$46,003

* Sunbelt States include:

Alabama, Georgia, Florida, Mississippi, Louisiana, Texas, South Carolina,

North Carolina, Virginia, Tennessee, New Mexico, Arizona, Arkansas, Oklahoma

COLONIAL PROPERTIES TRUST

Glossary of Terms

ACQUISITIONS:	The capitalized cost of properties acquired during the period indicated.

AVERAGE RENT PER SQUARE FOOT (UNIT):

Base rental revenue charged to tenants divided by occupied square feet for retail and office properties.  Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties.  Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DEBT TO TOTAL MARKET CAPITALIZATION:	Total notes and mortgages payable divided by total market capitalization.

DIVIDEND PAYOUT RATIO:	The percentage of FFO or AFFO that was paid in dividends/distributions to the shareholders of Colonial Properties Trust and to the partners of Colonial Realty Limited Partnership.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:

FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):

Calculated per the NAREIT White Paper.  Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

GROSS SALES PER SQUARE FOOT:	Gross retail sales reported by tenants divided by rented square feet.

INTEREST COVERAGE RATIO:	EBITDA divided by net interest expense.

LEASING EXECUTION:

Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OCCUPANCY COST:	Tenants’ total cost of renting space, including: base rent, percentage rent, common area maintenance, insurance, taxes, and any other “pass-through” costs.

OCCUPANCY COST PERCENT:	Tenants’ occupancy cost as a percentage of their gross sales.

OPERATING EXPENSES:

Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization.  This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OPERATING INCOME:	Property revenues less property operating expenses.

RENEWAL OR RE-LEASE:	Leases that have been renewed by current tenants or leased space that has been re-leased by new tenants.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):

A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant.  Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TI COMMITTED:	Tenant improvements which have been committed as a part of entering into a lease agreement.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

TURNOVER RATE:	The percentage of multifamily units that became available for rent during the 12-month period ending on the date indicated.